UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ALGORHYTHM HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fees paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE 2025 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2025

October [  ], 2025

Dear Stockholders:

It is my pleasure to invite you to the 2025 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Algorhythm Holdings, Inc., a Delaware corporation (the “Company,” “Algorhythm,” “we,” “us,” or “our”). The Annual Meeting will be held on November 20, 2025, at 9:00 a.m. Eastern Time virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2025 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.

The Annual Meeting is being held for the following purposes:

1.	To elect seven directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal;

2.	To grant discretionary authority to our board of directors to: (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or complete a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

3.	To approve the reincorporation of us from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation Proposal”);

4.	To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock authorized for issuance thereunder to 5,000,000 (the “2022 Plan Amendment Proposal”);

5.	To approve the issuance of shares of common stock to Streeterville Capital, LLC in pre-paid financing transactions that may collectively equal or exceed 20% of our issued and outstanding shares of common stock (the “Pre-Paid Financing Proposal”);

6.	To ratify the selection of M&K CPAs as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

7.	To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal (the “Adjournment Proposal”); and

8.	To transact such other business as may properly come before the Annual Meeting virtually, or any postponement or adjournment thereof.

Only stockholders of record as of the close of business on September 29, 2025 will be entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card you received in the mail, and the additional information in the accompanying Proxy Statement.

On behalf of the board of directors and the officers and employees of Algorhythm Holdings, Inc., I would like to take this opportunity to thank you for your continued support.

Sincerely,

Gary Atkinson
Chief Executive Officer and Chairman of the Board of Directors

ALGORHYTHM HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2025

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NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the Annual Report on Form 10-K for our fiscal year ended December 31, 2024, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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ALGORHYTHM HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2025 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 20, 2025

This Proxy Statement is solicited by the board of directors (our “Board”) of Algorhythm Holdings, Inc., a Delaware corporation (the “Company,” “Algorhythm,” “we,” “us,” or “our”), for use at our 2025 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 20, 2025 at 9:00 a.m. Eastern Time, or at any adjournment or postponement thereof. The Annual Meeting will be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2025 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person. The Annual Meeting is being held for the purposes described herein. We first mailed these proxy materials to stockholders on or about October , 2025.

ABOUT THE PROXY MATERIALS

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “Annual Report”) are available at www.cstproxy.com/algorhythmholdings/2025. The Annual Report, however, is not a part of the proxy solicitation material.

We are furnishing proxy materials to our stockholders of record on September 29, 2025. In connection with the solicitation of proxies by our Board for use at the Annual Meeting of stockholders to be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2025. This proxy is being solicited by the Board, and the cost of solicitation of the proxies will be paid by us. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on September 29, 2025 (the “Record Date”), you were a stockholder of record of our common stock. On the Record Date, there were 2,641,778 shares of our common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to provide your proxy to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you do not direct your broker or other nominee on how to vote your shares, the broker or other nominee will be entitled to vote the shares with respect to “routine” items, but will not be permitted to vote the shares with respect to “non-routine” items. Where you do not direct your broker or other nominee how to vote on “non-routine” items it is referred to as a “broker non-vote.”

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Proposal 1, the election of directors, Proposal 3, the vote to approve the reincorporation of us, Proposal 4, the vote to approve the amendment to our 2022 Equity Incentive Plan, and Proposal 5, the vote to approve the pre-paid financing transaction, are considered to be “non-routine” matters under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee will not be voted on these proposals unless you affirmatively provide the nominee with instructions for how to vote. Accordingly, broker non-votes may result for these proposals.

Proposal 2, the vote to authorize the reverse stock split, Proposal 6, the ratification of the selection of our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025, and Proposal 7, the vote to approve one or more adjournments of the Annual Meeting, are considered to be “routine” matters under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee may be voted by the nominee on Proposals 2, 6 and 7 even if you do not provide the nominee with instructions for how to vote. Accordingly, we do not expect any broker non-votes will result for these proposals.

As a beneficial owner of shares, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee. Please contact your broker or other nominee for additional information.

How many votes do I and the other stockholders have?

Except as set forth below, on each matter to be voted upon, you have one vote for each share of common stock that you owned as of the Record Date.

Notwithstanding the foregoing, of the shares of our common stock entitled to vote, 95,694 of the shares of common stock were issued to Streeterville Capital as Commitment Shares (as defined below) in connection with the Securities Purchase Agreement (as defined below) (as described in Proposal 5) and are not entitled to vote on Proposal 5 for purposes of the listing rules of the Nasdaq Stock Market. Accordingly, although we anticipate that the 95,694 shares of common stock held by Streeterville Capital will be voted in favor of Proposal 5 for purposes of adopting the respective proposals under Delaware law, to comply with Nasdaq rules, to the extent such shares are voted, we will instruct the inspector of elections to conduct a separate tabulation that subtracts the 95,694 shares held by Streeterville Capital from the total number of shares voted in favor of Proposal 5 to determine whether the proposal has been adopted in accordance with applicable Nasdaq rules.

What is the quorum requirement?

The presence of 33 1/3% of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, in order for us to hold the Annual Meeting. This is referred to as a quorum. On the Record Date, there were 2,641,778 outstanding shares of our common stock entitled to vote. Thus, 880,593 shares of our common stock must be present at the Annual Meeting, either virtually or represented by proxy, to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

What proposals am I being asked to vote upon?

The Annual Meeting is being held for the following purposes:

1.	To elect seven directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal;

2.	To grant discretionary authority to our board of directors to: (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or complete a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-ten (1-for-10), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

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3.	To approve the reincorporation of us from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation Proposal”);

4.	To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock authorized for issuance thereunder to 5,000,000 (the “2022 Plan Amendment Proposal”);

5.	To approve the issuance of shares of common stock to Streeterville Capital, LLC in pre-paid financing transactions that may collectively equal or exceed 20% of our issued and outstanding shares of common stock (the “Pre-Paid Financing Proposal”);

6.	To ratify the selection of M&K CPAs as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025; and

7.	To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal (the “Adjournment Proposal”).

A vote may also be held on any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. However, as of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Seven Directors	“FOR” each nominee	● Vote “For All” of the nominees listed ● Vote “Withhold All” to withhold for all of the nominees listed ● Vote “For All Except” to vote for all nominees except the nominee(s) written

Approved if a plurality of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” the election of the applicable director

				Not applicable	No effect

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2 – Reverse Stock Split	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the number of votes cast vote “For” this proposal exceeds the number of votes cast “Against” this proposal by holders present virtually or represented by proxy and entitled to vote at the Annual Meeting	No effect	No broker non-votes; brokers have discretion to vote

3 – Reincorporation of us to the State of Nevada by Conversion	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if holders of a majority of the outstanding shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” this proposal	Against	Against

4 – Amendment to our 2022 Equity Incentive Plan	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if holders of a majority of the outstanding shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” this proposal	Against	No effect

5 – The Pre-Paid Financing	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if holders of a majority of the outstanding shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” this proposal	Against	No effect

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6 – Ratification of the Selection of M&K CPAs as our Independent Registered Public Accounting Firm	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if holders of a majority of the outstanding shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” this proposal	No effect	No broker non-votes; brokers have discretion to vote

7 –Adjournment of the Annual Meeting	“FOR”

  If a quorum is represented at the Annual Meeting, this proposal will be approved if the number of the votes cast “For” this proposal exceeds the number of votes cast “Against” this proposal by holders present virtually or represented by proxy and entitled to vote at the Annual Meeting

				No effect	No broker non-votes; brokers have discretion to vote

		If a quorum is not represented at the Annual Meeting, this proposal will be approved if holders of a majority of the outstanding shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting votes “For” this proposal		Against	Against

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting via the Internet and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the proxy card.

●	By Telephone. To vote by proxy via telephone within the United States and Canada, use the toll-free number on the proxy card.

●	By Mail. To vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

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Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	“FOR” the seven director nominees under Proposal 1;

●	“FOR” the reverse stock split under Proposal 2;

●	“FOR” the reincorporation of us to the State of Nevada by Conversion under Proposal 3;

●	“FOR” the amendment to our 2022 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder under Proposal 4;

●	“FOR” the issuance shares of common stock to Streeterville Capital, LLC in pre-paid financing transactions that may exceed 20% of our issued and outstanding under Proposal 5;

●	“FOR” the ratification of the selection of M&K CPAs as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025 under Proposal 6;

●	“FOR” the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal or the Pre-Paid Financing Proposal.

In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

If you fail to provide your broker with voting instructions before the Annual Meeting, your broker will be unable to vote on the non-routine matters. Your broker may use his or her discretion to cast a vote on any routine matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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What is “householding”?

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and also notify us by sending your written request to: Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations or by calling Investor Relations at (954) 596-1000.

A stockholder who currently receives multiple copies of this Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting as discussed below.

If you are a stockholder of record, you may revoke your proxy by:

●	sending written notice of revocation to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Secretary, in time for it to be received before the Annual Meeting;

●	submitting a new proxy with a later date using any of the voting methods described above (subject to the deadlines for voting with respect to each method); or

●	voting at the Annual Meeting (provided that attending the meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares and have instructed your broker or other nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions or by attending the Annual Meeting and voting. However, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee.

Who will count votes at the Annual Meeting?

Votes will be counted by the inspector of election appointed for the Annual Meeting. The inspector of election will also determine the number of shares outstanding, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date of the Annual Meeting.

When are stockholder proposals for the 2026 annual meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2026 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our amended bylaws (the “Bylaws”). To be considered for inclusion, stockholder proposals must be submitted in writing to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Secretary, before June 23, 2026, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

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Any stockholder who wishes to have a proposal considered at the 2026 annual meeting of stockholders, or to nominate a director for election at that meeting, but not submitted for inclusion in the proxy statement relating to that meeting, must give advance notice to us prior to the deadline for such meeting. In order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of the Annual Meeting, or July 23, 2026, and no later than 90 days prior to the anniversary of the Annual Meeting, or August 22, 2026. In the event the 2026 annual meeting of stockholders is being held more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, the deadline for stockholders to submit proposals or director nominations will be adjusted. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and our bylaws, as applicable.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of seven members. The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of seven directors.

The following table shows our nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the seven persons named under the heading “Nominees for Director.” Although we know of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Gary Atkinson	43	Chief Executive Officer, Secretary & Chairman of the Board	2021
Bernardo Melo	49	Director	2022
Harvey Judkowitz	81	Director	2004
Jay B. Foreman	63	Director	2022
Ajesh Kapoor	59	Director	2025
Scott Thorn	46	Director	2025
Kapil Gupta	58	Director	2025

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Gary Atkinson has served as our Chief Executive Officer since May 2012, as our Secretary since January 2008, and as a member of our board of directors since August 2022. Prior to that, Mr. Atkinson served as our Interim Chief Executive Officer from November 2009 to May 2012 and as our General Counsel from January 2008 to November 2009. Mr. Atkinson is a licensed attorney in Florida and Georgia. He graduated from the University of Rochester with a bachelor’s degree in economics and received a Juris Doctorate and Masters in Business Administration from Case Western Reserve University School of Law and Weatherhead School of Management.

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We believe that Mr. Atkinson is qualified to serve on our board of directors because of his strong leadership, business acumen and analytical skills along with his extensive experience in the capital markets.

Bernardo Melo has served as a member of our board of directors since July 2022. He has also served as our Chief Revenue Officer from April 2022 to August 2025 and as our Vice President of Global Sales and Marketing from 2008 to April 2022. He has also served as a member of our board of directors since July 2022. Prior to that, Mr. Melo held dual roles with us managing the operations, licensing and sales of the music division while concentrating on hardware sales for the Latin America and Canadian market as well as key U.S. accounts such as Walmart.

We believe that Mr. Melo is qualified to serve as a member of our board of directors because of his substantial sales and marketing expertise.

Harvey Judkowitz has served as a member of our board of directors since March 2004 and serves as the Chairman of our Audit Committee. He is licensed as a certified professional accountant in New York and Florida and has owned his own accounting firm since 1988. He also served as the Chief Executive Officer and Chairman of our board of directors of UniPro Financial Services, a diversified financial services company, up until the company was sold in September 2005. Prior to that he served as the President and Chief Operating Officer of Photovoltaic Solar Cells, Inc., a producer of photovoltaic solar cells.

We believe that Mr. Judkowitz is qualified to serve as a member of our board of directors because of his organizational leadership and management skills and his accounting expertise.

Jay B. Foreman has served as a member of our board of directors since May 2022. Mr. Foreman has served as the Chief Executive Officer of Basic Fun!, which sells children’s toys under the Tonka™, Carebears™, K’NEX™, Lincoln Logs™, and Playhut™ brands, since he founded the company in 2009. Prior to that, he founded several toy companies, including Play-By-Play Toy’s and Novelties, a designer and distributor of stuffed toys, and more recently Play Along Toys, a leading toy company which was subsequently sold to Jakks Pacific in 2004. He currently chairs the Toy Industry trade show committee which is responsible for the world-famous NY Toy Fair, and has also served on the boards of directors of the Toy Association and Licensing Merchandisers association.

We believe that Mr. Foreman is qualified to serve as a member of our board of directors because of his extensive history and experience in the toy business, including his deep knowledge of licensing, operations, sales and marketing, M&A, and capital markets.

Ajesh Kapoor has served as the Chief Executive Officer of SemiCab Holdings, a subsidiary of ours that owns and operates our SemiCab AI logistics and distribution business, since July 2024 and is the Founder and Chief Executive Officer of SemiCab, Inc., a company that he founded in July 2018 that previously owned our SemiCab AI logistics and distribution business. From April 2015 to July 2018, Mr. Kapoor served as the Vice President of Product Management of GT Nexus, a division of Infor, the world’s largest cloud-based B2B multi-enterprise network and execution platform for global trade and supply chain management, and from April 2012 to March 2015, served as a Senior Director of GT Nexus. Earlier in his career, Mr. Kapoor served as Global Head of Supply Chain Advisory Services of the Retail, CPG and Transportation Industry segments of Wipro Technologies, a multi-national technology company that provides information technology, consulting and business process services. He was also the Co-Founder and Chief Technology Officer of GEOCOMtms, a division of Blue Yonder Group, Inc. that provides optimization software to manage multiple-stop daily delivery fleet routing and scheduling. Mr. Kapoor received a BE in Mechanical Engineering from the Indian Institute of Technology, Roorkee, an MBA from Panjab University, and an MS in Operations Research from the Georgia Institute of Technology.

We believe that Mr. Kapoor is qualified to serve a member of our board of directors because of his extensive logistics and supply chain technology innovation and leadership experience.

Scott Thorn has served as a member of our board of directors since October 2025. Mr. Thorn has served as the President and Chief Operating Officer of InvitedHome, a leading luxury hospitality and real estate services company operating in premier U.S. ski destinations, since October 2024. Prior to that, he served as the Co-Founder and Chief Strategy Officer of Open Book Extracts, a cGMP-certified manufacturer of premium federally legal hemp-derived cannabinoid ingredients and wellness products, from February 2019 to October 2024. Earlier in his career, Scott served as a Managing Director of Douglas Wilson Companies, a leading provider of specialized business, receivership, and real estate services.

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We believe that Mr. Thorn is qualified to serve as a member of our board of directors because of his substantial experience as a strategic thought leader executing aggressive business and revenue growth strategies for early-stage, high-growth companies.

Kapil Gupta has served as a member of our board of directors since October 2025. Mr. Gupta is a seasoned global technology and business leader with more than 20 years of experience driving innovation, operational excellence, and large-scale digital transformation across the public and private sectors. He has served as the Service Line Leader for Application Operations – Public Markets (US) at IBM, a global technology innovator, since April 2025. He has also served as a Project Executive for California’s Medicaid Program since May 2017. Earlier in his career, Mr. Gupta held senior leadership roles at Cambridge Solutions, a leading provider of software solutions for supply chain, purchasing, and performance management, and Talisma Corporation, a leading provider of a digital customer engagement platform, and served as a Manager at KPMG LLP, a leading global provider of audit, tax, and advisory services.

We believe that Mr. Gupta is qualified to serve as a member of our board of directors because of his extensive experience as a global technology leader offering deep technical expertise and strategic business acumen.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

Except as set forth below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the CFTC to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

Directors are elected by a plurality of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of each nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Recommendation of Our Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES.

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Information about the Board of Directors and Committees

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market.

Our Board currently consists of seven directors, consisting of Gary Atkinson, Bernardo Melo, Harvey Judkowitz, Jay B. Foreman, Ajesh Kapoor, Scott Thorn and Kapil Gupta. Messrs. Judkowitz, Foreman, Thorn and Gupta are “independent directors” within the meaning of the Nasdaq Listing Rules.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of us to make that determination based on the position and direction of us and the membership of the Board. Presently, Gary Atkinson serves as Chief Executive Officer and we currently do not have anyone serving in the role of Chairman of the Board.

Four of the seven members of our Board satisfy the requirements of independence under the Nasdaq Listing Rules, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and assessing the steps management has taken to monitor, control, and report such risks to the Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our customer base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on the Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs and, when appropriate, reports these risks to the full Board.

Meetings of our Board and its Committees

Our Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Executive Committee. Our Board met 12 times, including telephonic meetings, during our fiscal year ended December 31, 2024. Each director attended more than 75% of our Board meetings. Each director who served on a committee of our Board attended more than 75% of the meetings held by the committees on which they served during that year.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board.

Board Committees

Our Board has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Executive Committee.

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Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://ir.algoholdings.com/investor-governance .

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the independence requirements under the Nasdaq’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Audit Committee

The members of our Audit Committee are Messrs. Judkowitz, Thorn, Gupta and Foreman. Mr. Judkowitz serves as the Chairman of our Audit Committee. Each of Messrs. Judkowitz, Thorn, Gupta and Foreman is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Our board of directors has determined that Mr. Judkowitz qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq.

Our Audit Committee has the responsibility for, among other things: (i) selecting, retaining and overseeing our independent registered public accounting firm, (ii) obtaining and reviewing a report by independent auditors that describe the accounting firm’s internal quality control, and any materials issues or relationships that may impact the auditors, (iii) reviewing and discussing with the independent auditors standards and responsibilities, strategy, scope and timing of audits, any significant risks, and results, (iv) ensuring the integrity of our financial statements, (v) reviewing and discussing with our independent auditors any other matters required to be discussed by PCAOB Auditing Standard No. 1301, (vi) reviewing, approving and overseeing any transaction between us and any related person and any other potential conflict of interest situations, (vii) overseeing our internal audit department, (viii) reviewing, approving and overseeing related party transactions, and (ix) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

Compensation Committee

The members of our Compensation Committee are Messrs. Judkowitz, Thorn and Foreman. Mr. Judkowitz serves as the Chairman of our Compensation Committee. Each of Messrs. Judkowitz, Thorn and Foreman is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to compensation committee members. Our Compensation Committee has the responsibility for, among other things: (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management compensation information and related information to be included in this report and proxy statements, and (v) reviewing and recommending to the board of directors for approval procedures relating to say on pay votes. The Compensation Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Judkowitz, Gupta and Foreman. Mr. Foreman serves as the Chairman of our Nominating and Corporate Governance Committee. Each of Messrs. Judkowitz, Gupta and Foreman is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to nominating committee members. Our Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things: (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (iii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director. The Nominating and Corporate Governance Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

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Executive Committee

The members of our Executive Committee are Messrs. Foreman, Judkowitz, Peloquin and Atkinson. Mr. Atkinson serves as the Chairman of our Executive Committee. Our Executive Committee has the responsibility for evaluating critical matters on behalf of our full board of directors. This includes but is not limited to: (i) reviewing our monthly financial and operational performance, (ii) reviewing and recommending prospective capital markets activities, including equity offerings, debt issuances, and other financings, (iii) evaluating and recommending potential business development activities such as strategic partnerships, joint ventures, mergers, acquisitions, and divestitures, and (iv) other strategic initiatives.

Other Board Committees

Other than the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Executive Committee, we have no other standing committees of our Board.

Committee Composition

The table below lists each director nominee’s committee memberships and the Chairman of each Board committee.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Harvey Judkowitz	Chairman	Chairman	X	X
Jay B. Foreman	X	X	Chairman	X
Gary Atkinson	-	-	-	Chairman
Bernardo Melo	-	-	-	-
Ajesh Kapoor	-	-	-	-
Scott Thorn	X	X	-	-
Kapil Gupta	X	-	X	-

Nominations Process and Criteria

Our Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including: (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

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In addition to these minimum qualifications, the Nominating Committee also takes into account the following factors when considering whether to nominate a potential director candidate:

●	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

●	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (17 CFR § 229.401);

●	whether the person would qualify as an “independent director” as such term in Rule 5605(a)(2) of The Nasdaq Stock Market;

●	the importance of continuity of the existing composition of the Board to provide long term stability and experienced oversight; and

●	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal to:

Algorhythm Holdings, Inc.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

Attention: Secretary

The Secretary will forward any such correspondence to the Chairman of the Nominating and Corporate Governance Committee for review and consideration in accordance with the criteria described above and the requirements set forth in the Bylaws.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) to: Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Secretary. The Secretary will forward all appropriate communications to the Chairman of the Board or the appropriate committee or individual.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer. Our Code of Ethics is available on our website at https://ir.algoholdings.com/investor-governance.

Change of Control Arrangements

We do not know of any arrangements that may, at a subsequent date, result in a change of control of us.

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PROPOSAL 2

REVERSE STOCK SPLIT

General

We are asking stockholders to approve a proposed amendment to our certificate of incorporation to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Annual Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than one-for-two (1-for-2) shares and not more than one-for-ten (1-for-10) shares, with the exact ratio to be determined by the Board at its discretion without further approval or authorization of our stockholders (the “Reverse Stock Split”). The Board may effect only one reverse stock split as a result of this authorization.

We will effect a reverse stock split ONLY to the extent that it is necessary to maintain compliance with the continued listing requirements of The Nasdaq Capital Market.

AS OF THE DATE OF THIS PROXY, WE HAVE NOT RECEIVED A DEFICIENCY NOTICE REGARDING THE BID PRICE RULE FROM THE LISTING QUALIFICATIONS STAFF OF NASDAQ.

Nasdaq Listing Rule 5550(a)(2) requires listed companies to maintain a minimum bid price (the “Minimum Bid Price”) of at least $1.00 per share (the “Bid Price Rule”). Failure to meet the continued listing requirement related to the Bid Price Rule is determined to exist only if the deficiency continues for a period of 30 consecutive business days. Accordingly, even if the closing bid price of our stock is below the Minimum Bid Price on a particular trading day, we will not be deemed to have violated the continued listing requirement for the Bid Price Rule unless the closing bid price for our stock remains below $1.00 for 30 consecutive business days. For example, if our stock price has a closing bid price below $1.00 for four consecutive business days and then on the fifth consecutive business day it has a closing bid price at or above $1.00, we would continue to be in compliance with the Bid Price Rule and the 30 consecutive business day period would start over again with “day 1” only if the closing bid price for our stock is below $1.00 on a subsequent trading day.

Effecting the Reverse Stock Split would reduce the number of outstanding shares of common stock should, absent other factors, increase the price of our common stock by an inversely proportionate amount. The primary purpose for the proposed Reverse Stock Split, should the Board choose to effect it, is to increase the per share market price of our common stock to meet the Bid Price Rule for continued listing on The Nasdaq Capital Market in the event a situation arises in which we believe we may in the future violate the Bid Price Rule. The decision to implement the Reverse Stock Split will be at the Board’s discretion. The Reverse Stock Split will only be implemented if necessary to regain or maintain compliance with the Bid Price Rule..

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to our certificate of incorporation to effect this proposal. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix A.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range of not less than one-for-two (1-for-2) shares and not more than one-for-ten (1-for-10) shares rather than proposing that stockholders approve a specific ratio at this time in order to give our Board the flexibility to implement the Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not effectuate, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act. The Reverse Stock Split is not intended to, and will not, modify the rights of existing stockholders in any material respect.

The actual timing for implementation of the Reverse Stock Split, if one is implemented, will be determined by the Board based upon its evaluation as to when such action would be most advantageous to us and our stockholders but must be implemented at any time prior to the one-year anniversary of the Annual Meeting.

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If the Board decides to implement a Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment will contain the Reverse Stock Split ratio determined by the Board. The Reverse Stock Split will become effective at 12:01 a.m., Eastern Time, on the business day following the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board that filing the Certificate of Amendment to effect the Reverse Stock Split is in the best interests of us and our stockholders. The determination by the Board will be based upon a variety of factors, including those discussed under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement” below. We expect that the biggest factor that the Board will evaluate when determining whether or not to file the Certificate of Amendment will be whether we will be able to maintain a closing bid price of at least $1.00 per share of our common stock on The Nasdaq Capital Market for 30 consecutive business days without effecting the Reverse Stock Split.

Reasons for the Reverse Stock Split

On August 26, 2024, we received a written notice from Nasdaq notifying us that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we were granted a period of 180 calendar days, or until February 24, 2025, to regain compliance with the minimum bid price requirement.

On December 30, 2024, we received notice from the Nasdaq indicating that the bid price for our common stock had closed below $0.10 per share for the 13-consecutive trading day period ended December 27, 2024 and, accordingly, we would be subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii) and its securities would be subject to delisting from Nasdaq unless we timely request a hearing before the Nasdaq hearings panel. On February 10, 2025, we implemented a 200-for-1 reverse stock split. On that day, the closing price of our common stock was $2.98 per share and the closing bid of our common stock remained above $1.00 for the next 10 consecutive business days.

On March 25, 2025, we received a letter from the Nasdaq stating that we had regained compliance with the minimum bid price requirement of $1.00 per share for continued listing on the Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2). We will be subject to a mandatory panel monitor for a period of one year from March 25, 2025. If, within that one-year monitoring period, the Nasdaq finds that we are again out of compliance with the minimum bid price requirement, notwithstanding Nasdaq Listing Rule 5810(c)(2), then the Nasdaq will issue a delist determination letter and we will have an opportunity to request a new hearing with the initial Nasdaq hearing panel or a newly convened hearing panel if the initial panel is unavailable.

Reducing the number of outstanding shares of our common stock should, absent other factors, generally increase the per share market price of our common stock by an inversely proportionate amount. Although the intent of the Reverse Stock Split is to increase the price of our common stock, there can be no assurance that the Reverse Stock Split will increase the closing bid price of our common stock sufficiently for us to regain and maintain compliance with the Bid Price Rule.

We also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of investors. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price was higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

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Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. There can be no assurance that the Reverse Stock Split, if completed, will result in the market price of our common stock increasing or that, if it does increase, we will be able to meet or maintain a bid price that complies with the Bid Price Rule. The market price of our common stock may instead decrease due to the above factors. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in reverse proportion to the reduction in the number of shares of our common stock outstanding after the Reverse Stock Split. The total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization of our common stock before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: (i) the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; (ii) the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; (iii) the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and (iv) the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, the Board reserves the right to not effect the Reverse Stock Split if in the Board’s opinion it would not be in the best interests of us or our stockholders to effect the Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement

In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 2, our Board may consider, among other things, various factors, such as:

●	The historical trading price and trading volume of our common stock;

●	The then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short and long-term;

●	Our ability to maintain our listing on The Nasdaq Capital Market;

●	The Reverse Stock Split ratio would result in the least administrative cost to us;

●	Prevailing general market and economic conditions; and

●	Whether and when the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split are needed to provide the flexibility to use our common stock for business and/or financial purposes or for future equity awards.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the stockholder is otherwise entitled to receive a fractional share. Holders of common stock that are entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive that additional fraction of a share of common stock necessary to round up that fraction of a share to the next whole share. See “Fractional Shares” below.

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The Reverse Stock Split will not change the terms of the common stock or affect any stockholder’s proportionate voting power (subject to the effect of receiving fractional shares). Additionally, the Reverse Stock Split will have no effect on the number of shares of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will remain fully paid and non-assessable, will have the same voting rights and rights to dividends and distributions, and will be identical in all other respects to the common stock now has.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Some of our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form prior to the implementation of the Reverse Stock Split (the “Old Certificates”) will be entitled to receive a new stock certificate evidencing the shares of common stock such stockholder owns on a post reverse stock split basis. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent (together with any required documentation), the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) TO THE TRANSFER AGENT UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, shareholders of record who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive that additional fraction of a share of common stock necessary to round up to the next whole share. Cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options, Warrants and Convertible Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, warrants and convertible securities. This will result in approximately the same aggregate price being required to be paid under the options, warrants and convertible securities upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

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Accounting Matters

The proposed amendment to our certificate of incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss for prior periods will be restated to conform to the post-Reverse Stock Split presentation.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

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Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR SHARES OF COMMONS STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO IT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Procedure for Implementing the Amendment

The Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or such later time as specified in the filing. The form of the Certificate of Amendment is attached hereto as Appendix A. The exact timing of the filing of the Certificate of Amendment, if any, will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Votes Required

Approval of Proposal 2 requires the affirmative vote by holders of a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on Proposal 2. Proposal 2 is a matter on which brokers are expected to have discretionary voting authority. We do not, therefore, expect any broker non-votes with respect to this proposal. If, however, your shares are represented at the Annual Meeting and your broker fails to vote your shares on Proposal 2, it will have no effect on Proposal 2.

Recommendation of Our Board of Directors

OUR Board unanimously recommends a vote “FOR” Proposal 2.

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PROPOSAL 3

REINCORPORATION INTO THE STATE OF NEVADA

On October 3, 2025, our Board approved a proposal for us to reincorporate, by conversion, from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Reincorporation”) pursuant to the plan of conversion (the “Plan of Conversion”) included as Appendix C to this Proxy Statement. The Board recommends that our stockholders approve the Reincorporation, as more fully described in Proposal 3, the Plan of Conversion, the Nevada Charter (as defined below), and the Nevada Bylaws (as defined below), and adopt the resolution of the Board approving the Reincorporation, which is included as Appendix B to this Proxy Statement (the “Reincorporation Resolution”). The Board retains the discretion to abandon the Reincorporation even if Proposal 3 is approved by our stockholders. If the Board elects to complete the Reincorporation, we will become a Nevada corporation and will continue to operate our business under our current name, “Algorhythm Holdings, Inc.”

Principal Terms of the Reincorporation

Our Board has approved, and recommends that our stockholders approve, the Reincorporation pursuant to which we will be converted from the Delaware Corporation, organized under the laws of the State of Delaware, to the Nevada Corporation, organized under the laws of the State of Nevada.

The Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the Plan of Conversion. Approval of Proposal 3 will constitute approval of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws.

Upon the effectiveness of the Reincorporation pursuant to the Plan of Conversion:

●	We will continue in existence as a Nevada corporation and will continue to operate our business under our current name, “Algorhythm Holdings, Inc.” The corporate existence of Algorhythm Holdings, Inc. will not cease at any time.

●	Our internal affairs will cease to be governed by Delaware law and will instead be governed by Nevada law. See “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

●	We will cease to be governed by our existing Certificate of Incorporation, as amended (the “Delaware Charter”), which is incorporated by reference to our Form 10-K filed with the SEC on April 15, 2025, and the amended bylaws, as amended (the “Delaware Bylaws”), which are incorporated by reference to our Form 10-K filed with the SEC on April 15, 2025, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix D and Appendix E, respectively, to this Proxy Statement. See “What Changes After Reincorporation? – Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

●	The Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).

●	Each outstanding share of our common stock will be automatically converted into one outstanding share of common stock of the Nevada Corporation pursuant to the Plan of Conversion.

●	Each book entry credit with our transfer agent, Continental Stock Transfer and Trust Company, will be automatically updated without any action required on behalf of the stockholders.

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●	Each outstanding restricted stock award, restricted stock unit (including performance units), option, warrant or other right to acquire shares of our common stock, as applicable, will continue in existence and automatically become a restricted stock award, restricted stock unit, option, warrant or other right to acquire an equal number of shares of common stock, as applicable, of the Nevada Corporation under the same terms and conditions.

●	Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “RIME.” We do not expect any interruption in the trading of our common stock as a result of the Reincorporation.

The Reincorporation may be delayed or abandoned by our Board and the Plan of Conversion may be terminated by our Board (including by any duly authorized committee thereof) at any time prior to the effectiveness of the conversion (the “Effective Time”) if our Board determines for any reason that such delay, abandonment or termination would be in the best interests of us and our stockholders. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Reasons for the Reincorporation

Our Board believes that reincorporating in Nevada is in the best interests of us and our stockholders. In particular, the Board believes that it is important for us to be able to operate with flexibility and it would be competitively advantageous for us to have a predictable, statute-focused legal environment during a time of rapid business change.

The Board considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach at the current time. The Board believes that Nevada can offer more predictability and certainty in decision-making because of its statute-focused legal environment. NRS Chapter 78, which governs Nevada corporations, is generally recognized as a comprehensive and thoughtfully maintained state corporate statute. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. As we look to our planned growth, strategic decisions and plan for the years to come, removing ambiguity resulting from the prioritization of judicial interpretation can offer our Board and management clearer guideposts for action that will benefit our stockholders.

The Board also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to our directors and management team and potential delay in our response to the evolving business environment. The Board believes that a more stable and predictable legal environment will better permit us to respond to emerging business trends and conditions as needed.

Further, the Reincorporation is expected to provide additional corporate flexibility in connection with certain corporate transactions. The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of us or obtain representation on our Board. Nevertheless, certain effects of the proposed Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Finally, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term.

Certain Risks Associated with the Reincorporation

Although the Board believes that the Reincorporation is in the best interests of us and our stockholders at this time, the Board retains the discretion to abandon the Reincorporation at any time and will evaluate the then-current laws of Delaware and Nevada prior to determining whether to effectuate the Reincorporation. Even if the Reincorporation is effected, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to our internal affairs.

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For a comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

What Will Change After the Reincorporation?

The Reincorporation will result in a change in the legal domicile for us and other changes, the most significant of which are described below under “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law”. Following the Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of Proposal 3 will constitute approval of the Nevada Charter and the Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter and the Delaware Bylaws are incorporated by reference into this Proxy Statement and copies of the Nevada Charter and the Nevada Bylaws are included as Appendix D and E, respectively, to this Proxy Statement.

What Will Not Change After the Reincorporation

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Reincorporation, we will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Reincorporation, all of the rights, privileges and powers of us, and all property, real, personal and mixed, and all debts due to us, as well as all other things and causes of action belonging to us, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of us and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location

The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Reincorporation). We intend to maintain our corporate headquarters in Florida.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Reincorporation. To the extent that the Reincorporation will require the consent or waiver of a third party, we will use commercially reasonable effects to obtain such consent or waiver before completing the Reincorporation. We do not expect that any such required consent will impede our ability to reincorporate to Nevada. The Reincorporation will not otherwise adversely affect any of our material contracts with any third parties, and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Reincorporation, and our common stock would continue to be listed on The Nasdaq Stock Market LLC and traded under the symbol “RIME.” We will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of our common stock will automatically be converted into one share of the Nevada Corporation’s common stock, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of us immediately prior to the Effective Time.

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Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under the DGCL and what they will be under the NRS. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Reincorporation, particularly with respect to changes: (i) that are required by Nevada law, or (ii) that are necessary in order to preserve the current rights of stockholders and powers of the Board following the Reincorporation. The following discussion is a summary of certain differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the DGCL, the Delaware Charter and Delaware Bylaws, the NRS, the Nevada Charter and Nevada Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, our directors shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty.

The Nevada Charter provides that directors and officers are not individually liable to us, our stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation.

Provision	Delaware	Nevada
Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

	Delaware	Nevada
Charter and Bylaws Regarding Removal of Directors	The Delaware Charter and the Delaware Bylaws provide that any director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors.	The Nevada Bylaws provide that any director may be removed from office at any time, with or without cause, in accordance with the NRS. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Certain Differences Between Delaware and Nevada Law

Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially the same, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. See the summary of certain differences in the section titled “What Changes After Reincorporation? – Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least five percent of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation. However, these additional inspection rights are generally not available for stockholders of publicly-traded companies like us. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Reincorporation.

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In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under the DGCL, by comparison, there is no express statutory authority to consider such interests. Under the DGCL, fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what the DGCL may require.

Our Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The potentially most important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both states have prohibitions (unless statutorily mandated conditions are met) on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods. The threshold is 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal. In Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors. In Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds stockholder vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the company that was purchased in cash) and directors’ obligations. In such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. The DGCL, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances directors are allowed, as directors of a Nevada corporation are, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.

There may be further changes to the DGCL and/or the NRS that are not currently contemplated. We cannot predict the nature or extent of any such future changes to the DGCL and/or the NRS. If Proposal 3 is approved, the Board will consider any such future changes when determining whether it is in the best interests of the Company and its stockholders to effectuate or otherwise abandon the Reincorporation and will have the discretion to determine whether or not to effectuate or abandon the Reincorporation based, in part, on such future changes. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

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The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of us. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Company prior to the completion of the Reincorporation and the rights of stockholders of the Nevada Company following the completion of the Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

NRS 78.207 allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Under Delaware law, subject to certain exceptions, such actions typically require a vote of the stockholders.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL provides for cumulative voting rights by default, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, unless the certificate of incorporation provides for a higher voting standard, the holders of a majority of the voting power of the outstanding shares (or class or series of shares, if the removal without cause is of a director which is elected by only that class or series) entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or class or series of shares, if the removal is of a director which is elected by only that class or series) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

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Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified in the NRS. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, a corporation’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner which the director reasonably believes to be in the best interests of the corporation and its stockholder. A party challenging the propriety of a decision by a board of directors bears the burden of rebutting the applicability of the presumptions afforded to directors by the ‘business judgment rule’. If the presumption is not rebutted, the business judgment rule attaches to protect the directors and their decisions, and their business judgments will not be second-guessed. Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, Including Takeovers

The Board believes that Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies, including, without limitation, the corporation’s employees, suppliers, creditors and customers, the economy of the state or nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituency as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

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The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. Delaware courts subject directors’ conduct to enhanced scrutiny in respect of defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in the sale of control of the corporation. Thus, the Board believes that the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Interested Directors and Officers and Controlling Stockholder Transactions

Section 144 of the DGCL provides safe harbor protection for acts or transactions in which directors, officers or controlling stockholders may have an interest, so long as the procedures set forth therein are utilized or the acts or transactions are fair to the corporation.

Interested Directors and Officers

A transaction between or involving the corporation (or one or more of its subsidiaries) and a director or officer of the corporation may not be subject to equitable relief or give rise to an award of damages against a director or officer of the corporation as a result of the fact that (i) the director or officer is interested in the transaction, (ii) the director or officer received any benefit from the transaction or (iii) the director or officer is present at or participates in the meeting of the board or committee which authorizes the transaction, or was involved in the initiation, negotiation or approval of the transaction (including by virtue of the director’s vote being counted for such purposes), if any of the following conditions are met: (i) the material facts as to the director’s or officer’s relationship or interest in the transaction, including any involvement in the initiation, negotiation or approval of the transaction, are disclosed or known to the board or committee of the board, and the board or committee in good faith and without gross negligence authorizes the transaction by the affirmative vote of a majority of the disinterested directors then serving on the board or such committee (provided that if a majority of the directors are not disinterested with respect to the transaction, such transaction shall be approved or recommended for approval by a committee of the board that consists of two or more directors, each of whom the board has determined to be a disinterested director with respect to the transaction); (ii) the transaction is approved or ratified by an informed, uncoerced affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the transaction is fair as to the corporation and its stockholders.

Controlling Stockholder Transactions (Other than a Going Private Transaction)

A transaction between the corporation and a controlling stockholder or a transaction from which a controlling stockholder receives a financial or other benefit not shared with the corporation’s stockholders generally (a “controlling stockholder transaction”) may not be the subject of equitable relief or give rise to an award of damages against a director or officer of the corporation or a controlling stockholder by reason of a breach of fiduciary duty by a director, officer or controlling stockholder if any of the following conditions are met: (i) the material facts as to the controlling stockholder transaction are disclosed or known to a committee of the board expressly delegated the authority to negotiate and to reject the controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee (provided that the committee consists of two or more directors, each of whom the board has determined to be a disinterested directors with respect to the controlling stockholder transaction); (ii) the controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to the stockholders for their approval or ratification, on the approval or ratification by disinterested stockholders and such controlling stockholder transaction is approved or ratified by an informed, uncoerced affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the controlling stockholder transaction is fair as to the corporation and its stockholders.

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Controlling Stockholder Transaction Constituting a Going Private Transaction

A controlling stockholder transaction constituting a going private transaction may not be the subject of equitable relief, or give rise to an award of damages against a director or officer of the corporation or a controlling stockholder by reason of a breach of fiduciary duty by a director, officer or controlling stockholder if any of the following conditions are met: (i) the controlling stockholder transaction is approved (or recommended for approval) in accordance with clause (i) described in the preceding paragraph (related to Controlling Stockholder Transactions (Other than a Going Private Transaction)) and approved in accordance with clause (ii) described in the preceding paragraph (related to Controlling Stockholder Transactions (Other than a Going Private Transaction)) or (ii) such controlling stockholder transaction is fair as to the corporation and its stockholders.

Controlling Stockholder Exculpation

Section 144 also provides that no person who is a controlling stockholder shall be liable in such capacity to the corporation or its stockholders for monetary damages for breach of fiduciary duty other than for a breach of the duty of loyalty to the corporation and its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or any transaction from which the person derived an improper personal benefit.

Disinterested Directors and Controlling Stockholder Defined

In addition, Section 144 provides that any director of a corporation that has a class of stock listed on a national securities exchange shall be presumed to be a disinterested director with respect to a transaction which such director is not a party if the board shall be determined that such director satisfies the applicable criteria for determining director independent from the corporation, and if applicable with respect to the transaction of the controlling stockholder, under the rules promulgated under such exchange, which presumption may only be rebutted by substantial and particularized facts that such director has a material interest in the transaction or has a material relationship with a person with a material interest in such transaction. For purposes of Section 144, a controlling stockholder means any person that, together with such person’s affiliates and associates, (i) owns or controls a majority in voting power of the outstanding stock entitled to vote generally in the election or directors, (ii) has the right, by contract or otherwise, to cause the election of nominees who are selected at the discretion or such person and who constitute a majority of the board or (iii) has the power functionally equivalent to that of a stockholder that owns or control a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third of the voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors.

NRS 78.140 provides a statutory framework for the approval of transactions between a corporation and a director or officer who has an interest in such transaction. Under this framework, such an interested transaction will not be void or voidable if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve such transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved. The NRS does not contain specific provisions that specify requirements related to transactions with controlling stockholders, but the Nevada Supreme Court has clarified that Nevada’s codified business judgment rule, and not an “entire fairness” standard, applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. However, neither the NRS nor Nevada case law has precisely delineated the scope or extent of the fiduciary duties of controlling stockholders as such.

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Limitation on Personal Liability of Directors and Officers

Both the DGCL and the NRS, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, any transaction from which the director or officer derived an improper personal benefit, with respect to directors only, for paying dividends or repurchasing stock out of other than lawfully available funds and, with respect to officers only, for any action by or in the right of the corporation. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish, as categorically excluded from its protections, breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard.

Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to individual liabilities of directors or officers to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings or any officer who, by written agreement consented to be identified as an officer for such purposes) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be individually liable for under NRS 78.138. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

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No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that we shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of us, or former officer or director of us, upon receipt of a request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that we may pay the expenses incurred by other officers, other current or former employees or agents of us, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Board, or an officer or other person delegated with such power by the Board, deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter nor Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

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Actions by Written Consent of Stockholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. The DGCL also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its certificate of incorporation. There is no equivalent notice requirement under the NRS.

The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that, subject to certain exceptions, a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Neither the Delaware Charter nor the Nevada Charter contain such provisions.

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Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds of the outstanding voting power of the voting stock not owned by the interested stockholder. Section 203 only applies to voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders.

However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently in certain respects. The NRS imposes a moratorium of up to four years, depending on the circumstances, versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The initial two-year moratorium can be avoided by advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by a corporation’s board of directors. Absent such advance approval, however, during the first two years after a person becomes an interested stockholder, a combination with the interested stockholder must be approved by a corporation’s board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. After the initial two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. We have not opted out of the business combination provisions of Section 203 of the DGCL, nor have we opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Unless the opt-out is included in the original articles of incorporation, any opt-out of the business combination provisions of the NRS must be contained in an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then owned by interested stockholders and their respective affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

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Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. We have not opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter.

Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in certain mergers or selling substantially all of its assets must authorize such merger or sale of assets by vote of the holders of a majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

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Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion, transfer, domestication or continuance (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion, transfer, domestication or continuance. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval under certain sections of the DGCL. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

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Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called by resolution of the board or the president and shall be called by the president or secretary upon the written request of a majority of the directors then in office or of the holders of a majority of the outstanding shares entitled to vote. Under the Nevada Charter and the Nevada Bylaws, a special meeting of stockholders may be called by the Board, the chairman of the Board, if any, or the chief executive officer.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under the DGCL, a meeting may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. However, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

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Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements for meetings of stockholders, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of any applicable stock exchange, the holders of shares representing thirty-three and one-third percent (33 1/3rd) of the voting power of our capital stock issued and outstanding and entitled to vote, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person, by remote communication, if applicable, or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.

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Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and certain books and records as defined in Section 220 of the DGCL for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners may inspect and copy a corporation’s books and records only if all of the following apply: (i) the demand is made in good faith and for a proper purpose; (ii) the demand describes with reasonable particularity the purpose and the books and records sought to be inspected; and (iii) the books and records sought are specifically related to the purpose.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, the NRS grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as us, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

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Franchise Tax Savings and Filing Fees

Our current status as a Delaware corporation physically located in Florida requires us to comply with franchise tax obligations in both Delaware and Florida. For the most recent franchise tax period, we paid $162,053 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Reincorporation is completed. If the Reincorporation is completed, our current annual fees in Nevada will be $4,725, consisting of an annual state business license fee of $500 and a fee for filing our annual list of directors and officers, which is calculated based on the number of authorized shares and their par value, which is currently equal to $4,225.

We will continue to pay annual filing fees to qualify as a foreign jurisdiction in Florida, and there are certain immaterial fees associated with effecting the Reincorporation via conversion that we will be required to pay.

Potential Future Changes

There may be further changes to the DGCL and/or the NRS that are not currently contemplated and we cannot predict the nature or extent of any such future changes to the DGCL and/or the NRS. If Proposal 3 is approved, the Board will consider any such future changes when determining whether it is in the best interests of us and its stockholders to effectuate or otherwise abandon the Reincorporation and will have the discretion to determine whether or not to effectuate or abandon the Reincorporation based, in part, on such future changes. If Proposal 3 is approved by our stockholders, we anticipate that the Board will effectuate or otherwise abandon the Reincorporation by no later than December 31, 2025.

Transaction Costs and Litigation Risk

We have incurred and will in the future incur certain costs in connection with the Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to stockholders, regardless of whether the Reincorporation is ultimately completed. Many of the expenses that will in the future be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Reincorporation.

It is also possible that the completion or abandonment of the Reincorporation could result in litigation, regardless of merit, with additional expense and distraction for us. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Reincorporation described in Proposal 3.

Interests of Officers and Directors in This Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote Required

The approval of the Nevada Reincorporation requires the affirmative vote by holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. Abstentions, broker non-votes, and other failures to vote will have the effect of a vote against this proposal.

Recommendation of Our Board of Directors

The Board unanimously recommends a vote “FOR” Proposal 3.

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PROPOSAL 4

AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN

On April 12, 2022, our Board of Directors approved The Singing Machine Company, Inc. 2022 Equity Incentive Plan, (the”2022 Plan”). The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards (collectively, the “Awards”). Awards may be granted under the 2022 Plan to our employees, officers, directors, consultants, agents, advisors, and independent contractors.

On October 3, 2025, our Board approved, subject to stockholder approval, an amendment to the 2022 Plan to increase the number of shares authorized for issuance thereunder to 5,000,000 shares of common stock (the “Baseline Number”). Prior to Board approval, the Baseline Number was 1,667 shares of common stock. The proposed amendment to the 2022 Plan is attached hereto as Appendix F.

The Board recommends approval of the amendment to the 2022 Plan to enable the continued use of the 2022 Plan for stock-based grants consistent with the objectives of our compensation program. The 2022 Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

Currently, the number of shares of our common stock available for issuance under our 2022 Plan is 484, including the shares of common stock that are reserved and not yet issued or that have subsequently forfeited, expire or lapse unexercised or unsettled.

Upon stockholder approval of this proposal, a total aggregate of up to 5,000,000 shares of common stock will be authorized for issuance under the 2022 Plan with annual increases equal to the least of: (i) 15% of the outstanding common stock on a fully diluted basis as of the end of our immediately preceding fiscal year, or (ii) such lesser amount as determined by the Board. Currently, equity awards totaling 1,183 shares of common stock have been issued under the 2022 Plan. The 2022 Plan is almost exhausted of shares available for issuance, leaving insufficient shares available for equity grants in 2025 and future years. By increasing the number of shares authorized for issuance under the 2022 Plan, a total of 5,000,000 shares will be available immediately for issuance with future increases pursuant to the “evergreen” provision of the 2022 Plan, we expect to have the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee and Board, as our outstanding common stock increases annually. We believe that our equity incentive program and grants made under the program are essential to retaining critical personnel and aligning the incentives of our personnel with our stockholders.

The proposed amendment to the 2022 Plan will not be implemented unless approved by our stockholders, and the 2022 Plan will remain in effect in its present form.

Equity Compensation Plan Information

The following table contains summary information as of December 31, 2024, concerning our 2022 Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted -average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation Plans
Equity compensation plans approved by security holders	352	$1,228	318
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	352	$1,228	318

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2022 Equity Incentive Plan

The following is a summary of the principal features of our 2022 Plan. The summary does not purport to be a complete description of all provisions of our 2022 Plan and is qualified in its entirety by the text of the 2022 Plan. A copy of the amendment to the 2022 Plan is attached to this Proxy Statement as Appendix F.

General

The purpose of the 2022 Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our common stock and the achievement of other performance objections and to encourage ownership in our company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2022 Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

Term

The 2022 Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The 2022 Plan may be administered by the Board or the Compensation Committee. Currently, our Compensation Committee administers the 2022 Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the 2022 Plan and the amounts and other terms and conditions of awards to be granted under the 2022 Plan. All questions of interpretation and administration with respect to the 2022 Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the 2022 Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the 2022 Plan and any award granted under the 2022 Plan; and to authorize any person to execute, on behalf of us, all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of us or any of our subsidiaries are eligible), are eligible to participate in the 2022 Plan. As of the Record Date, approximately 53 individuals would be eligible to participate in the 2022 Plan. However, we have not at the present time determined who will receive the additional shares that will be authorized for issuance upon the approval of the amendment to increase the number of shares subject to the 2022 Plan or how they will be allocated.

Available Shares

Currently, the number of shares of our common stock available for issuance under our 2022 Plan is 484, including the shares of common stock that are reserved and not yet issued or that have subsequently forfeited, expire or lapse unexercised or unsettled. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2022 Plan and will be available for future awards granted under the 2022 Plan.

Types of Awards

We may grant the following types of awards under the 2022 Plan: options; stock appreciation rights; stock awards, restricted stock and stock units; performance awards; and other stock or cash-based awards.

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Options. The 2022 Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our common stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the 2022 Plan, which exercise price cannot be less than the fair market value (as defined in the 2022 Plan) of our common stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which term of an Incentive Stock Option cannot exceed ten (10) years from the grant date and in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder, cannot exceed five (5) years).

Stock Appreciation Rights. The 2022 Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our common stock the excess of the fair market value (as defined in the 2022 Plan) of our common stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2022 Plan shall be granted subject to the same terms and conditions applicable to options granted under the 2022 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2022 Plan and may, but need not, relate to a specific option granted under the 2022 Plan.

Stock Awards. The 2022 Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our common stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2022 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2022 Plan. Such awards may include unrestricted shares of our common stock, which may be awarded, without limitation (except as provided in the 2022 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us.

New Plan Benefits

The amount of future grants under the 2022 Plan is not determinable, as awards under the 2022 Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the 2022 Plan or the amount or types of such any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, or transferred in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Service

The administrator is authorized to establish and set forth in each instrument that evidences an option whether the option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of service (as defined in the 2022 Plan), any of which provisions may be waived or modified by the administrator at any time. If not so established and set forth in the instrument evidencing the option, the option shall be exercisable according to the following terms and conditions, which may be waived or modified by the administrator at any time:

(i)	Any portion of an option that is not vested and exercisable on the date of a participant’s termination of service will expire on such date.

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(ii)	Any portion of an option that is vested and exercisable on the date of a participant’s termination of service will expire on the earliest to occur of:

(iii)	if the participant’s termination of service occurs for reasons other than cause (as defined in the 2022 Plan), retirement (as defined in the 2022 Plan), disability or death (as defined in the 2022 Plan), the date that is three months after such termination of service;

(iv)	if the participant’s termination of service occurs by reason of retirement, disability or death, the one-year anniversary of such termination of service; and

(v)	the option expiration date.

Change of Control

In the event of a change of control (as defined in the 2022 Plan), unless the administrator determines otherwise with respect to a particular award in the instrument evidencing the award or in a written employment, services or other agreement between the participant and us, and if and to the extent an outstanding award is not converted, assumed, substituted for or replaced by the successor company, then such award will terminate upon effectiveness of the change of control. Prior to the change of control, the administrator may approve accelerated vesting and/or lapse of forfeiture or repurchase restrictions with respect to all or a portion of the unvested portions of such awards, any such determinations to be made by the administrator in its sole discretion. If and to the extent the successor company converts, assumes, substitutes for or replaces an outstanding award, all vesting and/or exercisability restrictions and/or forfeiture and/or repurchase provisions applicable to such award will continue with respect to any shares of the successor company or other consideration that may be received with respect to such ward. Without the consent of any participant, the administrator may dispose of awards that are not vested as of the effective date of such change of control in any manner permitted by applicable laws, including (without limitation) the cancellation of such awards without the payment of any consideration.

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this prospectus. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the 2022 Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our common stock on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

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Other Awards. The current federal income tax consequences of other awards authorized under the 2022 Plan generally follow certain basic patterns. An award of restricted shares of common stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code. Awards granted under the 2022 Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2022 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2022 Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this prospectus.

Amendment and Termination

The Board may amend, suspend or terminate the 2022 Plan or any portion of the 2022 Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the 2022 Plan. Subject to the terms of the 2022 Plan, the Board may amend the terms of any outstanding award, prospectively or retroactively.

The 2022 Plan has no fixed expiration date. After the 2022 Plan is terminated, no future awards may be granted under the 2022 Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2022 Plan’s terms and conditions.

Votes Required

Approval of the amendment to our 2022 Equity Incentive Plan requires the affirmative vote by holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote against this proposal.

Recommendation of Our Board of Directors

The Board unanimously recommends a vote “FOR” Proposal 4.

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PROPOSAL 5

ISSUANCE OF SHARES IN PRE-PAID FINANCING

Overview

On August 21, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which we agreed to issue and sell to Streeterville shares of our common stock, par value $0.01 per share, in one or more pre-paid purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000. We also agreed to issue 95,694 shares of our common stock to Streeterville (the “Commitment Shares”) as consideration for Streeterville’s commitment. The transactions closed on August 21, 2025.

Initial Closing

The Securities Purchase Agreement provides for an initial Pre-Paid Purchase in the principal amount of $4,390,000, before deducting an original issue discount of $360,000 and transaction expenses of $30,000 (the “Initial Pre-Paid Purchase”), the terms of which are set forth on secured prepaid purchase #1 (“Secured Pre-Paid Purchase #1”). The Initial Pre-Paid Purchase accrues interest at the rate of nine percent (9%) per annum and has a maturity date of three years.

Subsequent Fundings

The Securities Purchase Agreement also provides for a two-year commitment period during which, subject to certain specified conditions, we may request additional Pre-Paid Purchases from Streeterville provided that the amount requested is no less than $250,000 and the total outstanding balance of all Pre-Paid Purchases does not exceed $3,000,000. The original issue discount for each additional Pre-Paid Purchase will be nine percent (9%) of the amount set forth in the applicable request and each additional Pre-Paid Purchase will accrue interest at the rate of nine percent (9%) per annum.

Placement Agent

Univest Securities, LLC served as the placement agent in the offering (the “Placement Agent”). We paid the Placement Agent a cash fee equal to eight percent (8%) of the aggregate gross proceeds received by us from the Initial Pre-Paid Purchase and reimbursed the Placement Agent for legal fees in the amount of $40,000. We will pay the Placement Agent a cash fee equal to eight percent (8%) of the aggregate gross proceeds received by us from any additional Pre-Paid Purchases that we complete.

Share Purchases

Following the funding of each Pre-Paid Purchase, Streeterville has the right, but not the obligation, to purchase from us that number of shares of common stock up to the lesser of: (i) a number of shares of common stock equal in value to the outstanding balance of the funded amount, and (ii) that number of shares of common stock such that Streeterville will not beneficially own greater than 9.99% of our outstanding shares of common stock. The price per share used to calculate the number of shares to be issued is equal to 90% of the lowest daily volume-weighted average price of our common stock during the ten (10) trading days immediately preceding the applicable purchase date, but not less than the floor price, which is the greater of: (i) 20% of the “Minimum Price” as such term is defined under Nasdaq Listing Rule 5635(d) (the “Minimum Price”) prior to the applicable closing of the Pre-Paid Purchase, and (ii) $0.10.

Prepayments

We may at any time prepay all or any portion of the outstanding balance of a Pre-Paid Purchase. In the event we elect to do so, we must pay Streeterville an amount equal to 110% multiplied by the portion of the outstanding balance we elected to prepay.

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Registration Statement

Pursuant to the Securities Purchase Agreement, we agreed to file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), with the SEC to register the resale of the Commitment Shares and all shares of common stock issuable pursuant to the Pre-Paid Purchases by October 5, 2025. We filed the registration statement with the SEC on October 3, 2025.

Events of Default

If an event of default occurs under a Pre-Paid Purchase, the outstanding balance will become immediately due and payable. At anytime thereafter, upon written notice given by Streeterville, the outstanding balance will increase by seven-and-a half percent (7.5%) and interest will begin accruing at a rate of the lesser of 18% per annum or the maximum rate permitted under applicable law.

Additional Information

Additional information with respect to the Securities Purchase Agreement and Secured Pre-Paid Purchase #1 and the transactions contemplated thereby is contained in our Current Report on Form 8-K filed with the SEC on August 27, 2025. The discussion herein relating to the Securities Purchase Agreement and Secured Pre-Paid Purchase #1 and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3, and 10.4 to such Form 8-K.

Nasdaq Shareholder Approval Requirements

Nasdaq Listing Rule 5635(d) provides that shareholder approval is required prior to the issuance of shares of our common stock equal or greater in number to 20% of the number of shares of our common stock issued and outstanding immediately prior to the completion of the proposed issuance (the “Exchange Cap”) at a price that is less than the Minimum Price in a transaction that is not a public offering. Unless and until we obtain shareholder approval for the issuance of such shares, the total number of shares of common stock that we can issue to Streeterville under all Pre-Paid Purchases cannot exceed the Exchange Cap. Under the Securities Purchase Agreement, we agreed to seek shareholder approval for the issuance of shares of our common stock equal or greater in number to the Exchange Cap at a price that is less than the Minimum Price. If we do not obtain shareholder approval of these proposed transactions within 75 days of the closing date of the Initial Pre-Paid Purchase, we will continue seeking shareholder approval for these proposed transactions every 90 days thereafter until such shareholder approval is obtained.

Effects if the Pre-Paid Financing Proposal is Approved

Nasdaq Listing Rule 5635(d) provides that shareholder approval is required prior to the issuance of shares of our common stock equal or greater in number to the Exchange Cap at a price that is less than the Minimum Price in a transaction that is not a public offering. Unless and until we obtain shareholder approval for the issuance of such shares, the total number of shares of common stock that we can issue to Streeterville under all Pre-Paid Purchases cannot exceed the Exchange Cap.

If Proposal 5 is approved and, thereafter, Streeterville exercises its right to acquire shares of our common stock on the terms described above and Streeterville agrees to complete additional Pre-Paid Purchases with us, we will be able to access additional capital through the completion of the Pre-Paid Purchases without further shareholder approval. The proceeds that we receive from the sale of the shares will be used to fund strategic growth initiatives for and for general working capital purposes.

The sale of shares of our common stock to Streeterville under Pre-Paid Purchases that may be consummated pursuant to the Securities Purchase Agreement may cause significant dilution to existing shareholders and thereby reduce each existing stockholder’s proportionate ownership in our common stock, particularly if our stock price declines. Additionally, the sale of a substantial number of our shares of common stock in the public market by Streeterville, or the perception that those sales might occur, could result in a significant decline in the public trading price of our common stock.

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If Streeterville exercises its right to purchase shares of our common stock under the Pre-Paid Purchases, the shares may be sold by us to Streeterville at a price significantly below the prevailing market price. This could lead to substantial dilution of existing stockholders. This dilution, combined with the potential for downward pressure on our share price if the Streeterville promptly sells the shares in the open market, could reduce the market value of our common stock

We are not seeking the approval of stockholders to authorize us to enter into the Securities Purchase Agreement, Secured Pre-Paid Purchase #1 or the other transaction agreements, or to issue the Commitment Shares to Streeterville. We have already entered into those agreements and completed the issuance, which are binding obligations on us. Accordingly, the failure of our stockholders to approve Proposal 5 will not affect our obligations under these agreements, which will remain binding on us.

Effects if the Proposal is Not Approved

If Proposal 5 is not approved by our stockholders, we will not be able to issue shares of common stock to Streeterville in excess of the Exchange Cap. This may have the effect of limiting the amount of funds we may be able to obtain in the future from Streeterville under additional Pre-Paid Purchases. Additionally, if Proposal 5 is not approved by our stockholders, any remaining outstanding balance of Pre-Paid Purchases that remains after we have issued that number of shares of common stock to Streeterville equal to the Exchange Cap must be repaid by us in cash. We may not have sufficient cash on hand or available resources to meet such a repayment obligation, which could force us to seek emergency financing or other arrangements which may not be available or, if available, may be on unfavorable terms. In the event we do have sufficient funds available, the cash payment obligations, if triggered, could significantly reduce the cash we have available to fund our operations or make necessary investments. This would adversely affect our financial condition, limit our ability to pursue growth opportunities, and adversely affect our business prospects.

Under the Securities Purchase Agreement, we agreed to seek shareholder approval for the matters described in the Pre-Paid Purchase Proposal within 75 days of the closing date of the Initial Pre-Paid Purchase. If we do not obtain shareholder approval of Proposal 5 within 75 days of the closing date of the Initial Pre-Paid Purchase, we are required to continue seeking shareholder approval every 90 days thereafter until such shareholder approval is obtained. The process of continuing to hold stockholder meetings to obtain the requisite stockholder approval would cause us to incur significant legal expenses and would divert our management’s attention from the operation of our business, which could materially harm our business.

Appraisal or Dissenters’ Rights

Under the DGCL, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Pre-Paid Financing Proposal, and we are not providing appraisal rights or dissenters’ rights to our stockholders.

Vote Required

Approval of the Pre-Paid Financing Proposal requires the affirmative vote by holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote against this proposal.

Recommendation of our Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

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PROPOSAL 6

RATIFICATION OF THE COMPANY’S ACCOUNTING FIRM

General

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. The Audit Committee has appointed M&K CPAs PLLC (“M&K CPAs”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. The Board recommends stockholder ratification of the appointment of M&K CPAs.

Although stockholder ratification of the selection of our independent registered public accounting firm is not required by our Bylaws or applicable law, we are submitting the selection for ratification so our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm.

Representatives of M&K CPAs are expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Audit Fees and Services

Marcum LLP served as our independent registered public accounting firm for the year ended December 31, 2024 and for part of our nine-month transition period ended December 31, 2023. EisnerAmper LLP served as our independent registered public accounting firm for part of our nine-month transition period ended December 31, 2023. We paid audit fees of $ 404,000 to Marcum LLP for services performed for the year ended December 31, 2024, and $215,000 for services performed for our nine-month transition period ended December 31, 2023. We paid audit fees of $31,000 to EisnerAmper LLP for services performed for our nine- month transition period ended December 31, 2023.

Audit Fees consist of fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements included in our quarterly reports, the review of our registration statements and services that are normally provided by our principal accountant in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee, as applicable, before the respective services were rendered.

Required Vote

Ratification of the appointment of M&K CPAs as our independent registered public accounting firm requires the affirmative vote by holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting. The ratification of M&K CPAs as our independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

Recommendation of Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF M&K CPAS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

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Audit Committee Report

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in the Annual Report on Form 10-K, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Fiscal Year Ended December 31, 2024 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2024 Consolidated Financial Statements, the Audit Committee has:

(i)	reviewed and discussed the audited consolidated financial statements with management;

(ii)	discussed with Marcum LLP, our former independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

(iii)	received from Marcum LLP the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Marcum LLP their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

By the Audit Committee of the Board of Directors,

Harvey Judkowitz

Chairman

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Securities Act or the Exchange Act.

PROPOSAL 7

ADJOURNMENT OF THE ANNUAL MEETING

General

In addition to the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal, and the Pre-Paid Financing Proposal, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal, and the Pre-Paid Financing Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of such proposals. If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

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Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 7 that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Annual Meeting, Proposal 7 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal by holders present virtually or represented by proxy and entitled to vote at the Annual Meeting. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal 7. Because a bank, broker, dealer or other nominee may generally vote without instructions on Proposal 7, we do not expect any broker non-votes to result for Proposal 7.

If a quorum is not represented at the Annual Meeting, Proposal 7 will be approved if holders of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” Proposal 7. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal 7.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal AND THE PRE-PAID TRANSACTION PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THESE PROPOSALS.

PROXIES WILL BE VOTED “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF the Reverse Stock Split Proposal, the Nevada Reincorporation Proposal, the 2022 Plan Amendment Proposal AND THE PRE-PAID TRANSACTION PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE THESE PROPOSALS, UNLESS OTHERWISE SPECIFIED.

MANAGEMENT

As of the Record Date, our named executive officers are as follows:

		Officer/Director
Name	Age	Since	Position or Office
Gary Atkinson	43	2012/2021	Chief Executive Officer, Secretary and Chairman of the Board
Alex Andre	51	2025	Chief Financial Officer and General Counsel

Gary Atkinson. For biographical information on Mr. Atkinson, please see Proposal 1, “Election of Directors.”

Alex Andre has served as our Chief Financial Officer and General Counsel since February 2025. Mr. Andre brings us nearly 25 years of executive management, financial, legal and operational experience. He most recently served as the Chief Financial Officer of Lemnature AquaFarms Corporation, a plant-based ingredients manufacturer for the food, beverage and nutrition markets, from October 2022 to September 2023. Prior to that, Mr. Andre served as the Chief Financial Officer and General Counsel of M.H. Enterprises, Inc., the owner and franchisor of the Teriyaki Madness® restaurant brand, from March 2021 to September 2022. Before that, he served as the Chief Financial Officer of ARC Group, Inc., a national, multi-brand, multi-unit restaurant holding company, from July 2019 to March 2021, and as its General Counsel from October 2019 to March 2021. Earlier in his career, Mr. Andre served as an accountant for KPMG LLP, a leading global provider of audit, tax, and advisory services, before serving as a corporate & securities attorney for regional and international law firms.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned by or paid to our named executive officers during our fiscal years ended December 31, 2024 and the nine-month transition period ended December 31, 2023.

Name and Principal Position	Year / Period	Salary ($)	Bonus ($)	All Other Compensation (1)	Total ($)
Gary Atkison	2024	215,000	32,250	6,285	253,535
Chief Executive Officer	2023	165,385	-0-	4,142	169,527
Richard Perez (2)	2024	174,596	-0-	-0-	174,596
Chief Financial Officer
Lionel Marquis (3)	2024	134,100	10,000	8,755	152,855
Former Chief Financial Officer	2023	161,538	100,000	6,462	268,000
Bernardo Melo	2024	215,000	57,552	10,902	283,454
Chief Revenue Officer (4)	2023	165,385	47,988	8,535	221,908

(1)	Consists of 401(k) matching contributions that we made during the respective years.

(2)	Mr. Perez was appointed as our Chief Financial Officer on January 3, 2024 and was terminated as our Chief Financial Officer on February 13, 2025.

(3)	Mr. Marquis resigned as our Chief Financial Officer on December 31, 2023.

(4)	Mr. Melo was terminated as our Chief Revenue Officer effective August 1, 2025.

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Outstanding Option and Stock Awards

The following table sets forth information with respect to outstanding grants of options to purchase our common stock under stock option awards issued to the named executive officers as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary Atkinson	8	-	N/A	1,440	3/31/2026	N/A	N/A	N/A	N/A
	17	-	N/A	2,820	5/3/2027	N/A	N/A	N/A	N/A
	67	-	N/A	800	5/24/2032	N/A	N/A	N/A	N/A
	8	-	N/A	1,730	8/16/2032	N/A	N/A	N/A	N/A

Lionel Marquis	3	-	N/A	1,440	3/31/2026	N/A	N/A	N/A	N/A
	8	-	N/A	2,820	5/3/2027	N/A	N/A	N/A	N/A
	50	-	N/A	800	5/24/2032	N/A	N/A	N/A	N/A
	5	-	N/A	1,730	8/16/2032	N/A	N/A	N/A	N/A

Bernardo Melo	4	-	N/A	1,020	6/30/2025	N/A	N/A	N/A	N/A
	17	-	N/A	1,920	8/10/2026	N/A	N/A	N/A	N/A
	33	-	N/A	2,820	5/3/2027	N/A	N/A	N/A	N/A
	8	-	N/A	1,320	12/25/2031	N/A	N/A	N/A	N/A
	50	-	N/A	800	5/24/2032	N/A	N/A	N/A	N/A
	5	-	N/A	1,730	8/16/2032	N/A	N/A	N/A	N/A

Employment Agreements

Effective April 22, 2022, we entered into employment agreements with Gary Atkinson to serve as our Chief Executive Officer and Bernardo Melo to serve as our Chief Revenue Officer. The agreements are for a term of three years with automatic renewals for successive one-year terms, unless either party provides notice of its intention not to extend. As compensation for their service as executives, the executives will each receive: (i) a base salary per annum of $215,000 that automatically increases to $225,000 on the first anniversary of the effective date; (ii) eligibility to earn an annual bonus; and (iii) eligibility to participate in our 2022 Equity Incentive Plan, or any successor plan.

In the event the employment of the executives is terminated by us without “Cause” or by the executives for “Good Reason” (as each such defined in the employment agreements), Messrs. Atkinson and Melo will receive severance in a lump sum payment equal to two times the sum of the executive’s base salary and annual bonus for the year in which the termination occurs. The employment agreements also provide for payments to the executive of certain amounts in the event of the executive’s death or disability (as defined in the employment agreements).

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Mr. Melo was terminated as our Chief Revenue Officer effective August 1, 2025.

Effective February 13, 2025, we entered into an employment agreement with Alex Andre to serve as our Chief Financial Officer and General Counsel. Under the terms of the agreement, we agreed to pay Mr. Andre an annual base salary of $275,000 which automatically increases to $300,000 on the six-month anniversary of the effective date. Mr. Andre is eligible to receive an annual bonus of up to 30% of his annual base salary. Mr. Andre received a non-qualified stock option to purchase 23,818 shares of our common stock and a restricted stock award for 23,818 shares of our common stock on February 13, 2025. The option has a ten-year term, subject to any earlier termination following cessation of Mr. Andre’s service with us, and an exercise price per share equal to the closing price of our common stock as reported by the Nasdaq on February 13, 2025. The restricted stock award and option shall each vest over four years as follows: (a) 25% of the shares underlying the restricted stock award and option shall vest on the first anniversary of the grant date; and (b) six and one-quarter percent (6.25%) of the shares underlying the restricted stock award and option shall vest each quarter thereafter, subject to Mr. Andre’s continued service with us through each applicable vesting date.

Executive Bonus Plan

On April 22, 2022, our Board of Directors approved a bonus plan for our executive officers. Under the plan, our executive officers are eligible to receive a cash bonus, stock options, and stock grants based on our earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the applicable fiscal year. The value of the cash bonus and number of shares of stock underlying stock options and stock grants increases as the ratio of EBITDA to net sales increases.

Director Compensation

The following table sets forth all compensation earned or paid to our directors who served during all or a portion of the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Harvey Judkowitz	27,000	10,000	37,000
Joseph Kling (2)	21,000	10,000	31,000
Jay Foreman	27,500	10,000	37,500
Mathieu Peloquin (3)	25,000	10,000	35,000
Gary Atkinson	-0-	10,000	10,000
Bernardo Melo	-0-	10,000	10,000
James Turner (4)	3,000	10,000	13,000
Kenneth Cragun (4)	3,000	10,000	13,000
Henry Nisser (4)	3,000	-0-	3,000

(1)	Represents the grant date fair value of the awards calculated in accordance with ASC Topic 718, Compensation - Stock Compensation. A summary of the assumptions made in the valuation of these awards is provided in our Form 10-K for the year ended December 31, 2024 under Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies and in our consolidated financial statements beginning on page F-1 of our Form 10-K for the year ended December 31, 2024.

(2)	On August 21, 2025, Mr. Kling resigned from our board of directors.

(3)	On October 3, 2025, Mr. Peloquin resigned from our board of directors.

(4)	On September 5, 2024, Messrs. Turner, Cragun and Nisser resigned from our board of directors.

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We compensate each non-employee member of our board of directors as follows:

●	An annual cash retainer of $25,000, payable in quarterly installments on the first day of each quarter in advance of service for such quarter.

●	An annual grant of a restricted stock award with a value at the time of issuance of $25,000.
●	An annual grant of a stock option with a value at the time of issuance of $25,000.

●

An annual cash retainer of $5,000 for each committee of the board of directors upon which the board member serves, payable in quarterly installments on the first day of each quarter in advance of service for such quarter.

●

An initial grant of a stock option with a value at the time of issuance of $25,000 for each individual who becomes a non-employee director due to either: (i) the initial appointment or election to the board of directors, or (ii) a change in status that the board of directors determines results in a previously ineligible director qualifying as a non-employee director.

●	All expenses are reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

401(k) Plan

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least 90 days of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of the first three percent (3%) of salary deferral contributions, plus 50% of the next two percent of salary deferral contributions, for each payroll period. The matching contributions that we make are vested in full immediately.

Clawback Policy

Our Board has adopted a clawback policy relating to recovery of erroneously awarded compensation that complies with the Nasdaq clawback rules which were required by SEC Rule 10D-1. Under this policy, in the event that we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the policy requires that the administrator of the policy, to the extent legally permitted and pursuant to the terms of the policy, recover from current and former Section 16 officers any incentive-based compensation, as defined in Nasdaq’s clawback rules, received by such officers that exceeds the amount of incentive-based compensation that otherwise would have been received had such incentive based compensation been determined according to the applicable accounting restatement.

Policies and Practices related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information

We have a strict policy of not granting securities to our executive officers, directors and employees when material nonpublic information is known or a material transaction is anticipated to occur.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. We do not follow a predetermined schedule for the granting of equity awards. Instead, each grant is considered on a case-by-case basis to align with our strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, our board of directors and compensation committee consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. Procedures utilized by our board of directors and compensation committee to prevent the improper use of material nonpublic information in connection with the granting of equity awards include consultation with legal counsel and, where appropriate, the delay of the grant of applicable equity awards until the public disclosure of such material nonpublic information has been completed.

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We are committed to maintaining transparency in our executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We regularly review our policies and practices related to equity awards to ensure that they meet the evolving standards of corporate governance and continue to serve the best interests of us and our stockholders.

During the year ended December 31, 2024, no securities were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed material nonpublic information.

PAY VERSUS PERFORMANCE

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our stockholders’ investments and our net income, calculated in accordance with SEC regulations, for the fiscal year ended December 31, 2024, the nine-month transition period ended December 31, 2023, and the fiscal year ended March 31, 2023 and 2022.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(5)	Net Income (Loss)
Fiscal Year 2024	$253,535	$263,535	$203,635	$226,302	$8.74	$(23,257,000)
Nine-Month Transition Period Ended December 31, 2023	$169,527	$250,069	$244,954	$256,856	$63.52	$(6,398,000)
Fiscal Year 2023	$307,451	$263,866	$415,138	$388,476	$12.68	$(4,638,462)
Fiscal Year 2022	$161,414	161,414	$245,935	$243,829	$34.15	$230,471

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Gary Atkinson, in the Summary Compensation Table for fiscal years 2024, 2023 and 2022.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Atkinson during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See table below for further information.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2024, 2023 and 2022.

(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2024, 2023 and 2022, but also include: (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

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(5)	Reflects the cumulative stockholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the earliest applicable fiscal year (March 31, 2021) and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2024, the closing price of our common stock on January 2, 2024 was $206 and the closing price of our common stock on December 31, 2024 was $18. For 2023, the closing price of our common stock on March 31, 2022 was $4.20 and the closing price of our common stock on March 31, 2023 was $1.56. For 2022, the closing price of our common stock on March 31, 2021 was $12.30 and the closing price of our common stock on March 31, 2022 was $4.20.

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Name and Principal Position	Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
Gary Atkinson,	Fiscal Year 2024	$253,535	$10,000	$-	$-	$10,000	$-	$263,535
Chief Executive Officer	Nine-Month Transition Period Ended December 31, 2023	$169,527	$-	$-	$-	$112,042	$(31,500)	$250,069
	Fiscal Year 2023	$307,451	$58,586	$15,001	$-	$-	$-	$263,866
	Fiscal Year 2022	$161,414	$-	$-	$-	$-	$-	$161,414

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table

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To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table.

Name and Principal Position	Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs (2)
Richard Perez, Former Chief Financial Officer	Fiscal Year 2024	$174,596	$-	$-	$-	-	$-	$174,596

Lionel Marquis, Former Chief Financial Officer	Nine-Month Transition Period Ended December 31, 2023	$268,000	$-	$-	$-	$48,650	$(20,998)	$295,652
	Fiscal Year 2023	$468,224	$38,419	$20,400	$-	$-	$-	$450,205
	Fiscal Year 2022	$160,638	$-	$-	$-	$-	$-	$160,638

Bernardo Melo, Former Chief Revenue Officer	Fiscal Year 2024	$283,454	$10,000	$-	$-	$10,000	$-	$293,454
	Nine Months Ended December 31, 2023	$221,908	$-	$-	$-	$48,650	$(52,498)	$218,060
	Fiscal Year 2023	$362,051	$38,419	$1,680	$-	$-	$1,434	$326,746	(2)
	Fiscal Year 2022	$331,232	$9,114	$4,901	$-	$-	$-	$327,019	(2)

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table.
(2)	Compensation actually paid to Bernardo Melo for 2023 and 2022 includes adjustments for accrued bonuses of $7,816 and $4,652, respectively, that was reported as compensation but not paid.

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Relationship Between Pay and Performance

Our “total stockholder return,” as set forth in the above table, decreased by 91.26% during the year ended December 31, 2024, reducing the value of a $100 investment to just $8.74. This decline follows a prior decrease of 36.48% during the nine-month period ended December 31, 2023. Over the same period in 2024, “compensation actually paid” to our CEO increased slightly from $250,069 in 2023 to $263,535 in 2024, primarily reflecting the value of immediately vested equity grants made under our equity incentive plan. Average “compensation actually paid” to our non-CEO named executive officers decreased from $256,856 in 2023 to $226,302 in 2024. Meanwhile, our net loss attributable to common stockholders increased substantially from $(6,398,000) million in 2023 to $(23,257,000) million in 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the notes thereto set forth, as of the Record Date, certain information with respect to the beneficial ownership of: (i) each of our named executive officers, (ii) each of our directors, (iii) each of our named executive officers and directors as a group, and (iv) each person or group that is known to us to be the beneficial owner of more than five percent of our common stock. This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Where information regarding stockholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules.

The beneficial owners and number of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of the Record Date upon the exercise or conversion of any options, warrants or other convertible securities. Unless otherwise indicated and subject to community property laws where applicable, we believe that each person or entity named below has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of c/o Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Gary Atkinson, Chief Executive Officer and Chairman of the Board (2)	160	*
Alex Andre, Chief Financial Officer and General Counsel (3)	23,818	*
Bernardo Melo, Director (2)	219	*
Harvey Judkowitz, Director (2)	103	*
Jay Foreman, Director (2)	337	*
Ajesh Kapoor, Director	-0-	*
Scott Thorn, Director	-0-	*
Kapil Gupta, Director	-0-	*

All executive officers and directors as a group (7 persons)	24,732	*

__________________________

* Represents less than 1%

(1)	This table has been prepared based on 2,641,778 shares of our common stock outstanding on the Record Date.

(2)	Includes as to the person indicated, the following outstanding stock options to purchase shares of our common stock issued under 2022 Plan and other stock option awards, which will be vested and exercisable within 60 days of the Record Date: (i) 101 shares of common stock underlying stock options held by Gary Atkinson, (ii) 118 shares of common stock underlying stock options held by Bernardo Melo, (iii) 29 shares of common stock underlying stock options held by Harvey Judkowitz, and (iv) 83 shares of common stock underlying stock options held by Jay Foreman.

(3)	Includes a restricted stock award for 23,818 shares of common stock for which Mr. Andre holds the voting rights.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

A transaction may be a related person transaction if any of our directors, executive officers, owners of more than five percent of our common stock, or their immediate family were involved in a transaction in which we were or are to be a participant, and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at the end of our last two completed fiscal years. We engaged in the following related persons transactions since the beginning of our last fiscal year.

Regalia Ventures Stock Transactions

On November 20, 2023, we entered into a stock purchase agreement with Regalia Ventures pursuant to which we sold 5,495 shares of our common stock to Regalia Ventures at a purchase price of $182 per share. Net proceeds from the transaction were approximately $950,000, net of transaction fees of approximately $50,000. On November 1, 2024, we entered into a stock repurchase agreement with Regalia Ventures pursuant to which we agreed to repurchase the 5,495 shares for $472,527. On February 18, 2025, the date of the closing of the transaction, we issued a promissory note to Stingray Group in the amount of $472,527. On February 27, 2025, we paid off the note in full. Regalia Ventures is owned and controlled by Jay B. Foreman, who serves as a member of our board of directors.

Stingray Group Stock Transactions

On November 20, 2023, we entered into a stock purchase agreement with Stingray Group pursuant to which we sold 5,495 shares of our common stock to Stingray Group at a purchase price of $182 per share. Net proceeds from the transaction were approximately $950,000, net of transaction fees of approximately $50,000. On December 3, 2024, we entered into a stock repurchase agreement with Stingray Group pursuant to which we agreed to repurchase the 5,495 shares for $285,714. We agreed to issue a promissory note to Stingray Group in the principal amount of the purchase price of the shares at the closing of the transaction. On February 18, 2025, the date of the closing of the transaction, we issued a promissory note to Stingray Group in the amount of $285,714. On April 3, 2025, we paid off the note in full. Mathieu Peloquin is the Senior Vice-President, Marketing and Communications of Stingray Group and served as a member of our board of directors until October 3, 2025.

Stingray Holdings Music Subscription Agreement

We have a music subscription sharing agreement with Stingray Group. For the year ended December 31, 2024 and the nine-month transition period ended December 31, 2023, we received music subscription revenue of 780,000 and $602,000, respectively. As of December 31, 2024 and 2023, we had $212,000 and $269,000, respectively, due from Stingray Group for music subscription reimbursement. Mathieu Peloquin is the Senior Vice-President, Marketing and Communications of Stingray Group and served as a member of our board of directors until October 3, 2025.

SMCB

VIE Analysis

We determined that SMCB, which is a subsidiary of SemiCab, Inc., is a VIE as we provide financial support to SMCB. While not contractually obligated, SMCB currently relies on our reimbursement of certain costs under a intercompany services agreement (“MSA”) whereby SMCB agrees to provide IT software development services to SemiCab, Inc. US operations. In exchange, under the MSA, we grant intellectual property rights to SMCB to use the software platform in India. Compensation for services is invoiced and paid on a monthly or quarterly basis as agreed by both parties, with rates subject to periodic review and revision. The agreement is for a term of two years ending on April 1, 2025 and automatically renews for additional 12-month periods unless prior notice is given by the terminating party. The agreement automatically renewed for an additional 12-month period on April 1, 2025. As a result of this relationship and the financial support provided by us under the loan agreement described below, SMCB has been determined to be a VIE prior to May 2, 2025.

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We further determined that we are not the primary beneficiary of SMCB because we do not have the power to direct or control SMCB’s significant activities related to its business. Accordingly, we have not consolidated SMCB’s results of operations and financial position in our consolidated financial statements.

Pursuant to the terms of the asset purchase agreement that we entered into on June 11, 2024, we entered into an option agreement that granted SemiCab Holdings the right to acquire all of the issued and outstanding equity securities of SMCB for 1,605 shares of our common stock. We did not exercise this right and the option agreement expired on August 31, 2024.

Loan Agreement

We are a party to a loan agreement with SMCB dated March 22, 2024. Under the loan agreement, we agreed to loan up to $2,500,000 to SMCB. The loans are anticipated to be made in tranches. Disbursements of any tranches are fully at our discretion. Each tranche has a repayment period of five years. The loans can be repaid at any time prior to the five- year maturity date without penalty. Interest on the loans accrues at a rate of six percent per year and is payable quarterly.

At December 31, 2024, a total of $1,140,000 was outstanding under the loan agreement. During the period beginning January 1, 2025 and ending May 2, 2025, the date we acquired 99.99% of the equity shares of SMCB, we made advances to SMCB in the amount of $1,172,000. During the same period, SMCB charged $304,000 for services to us that were performed under the MSA, which charges offset amounts due under the loan with SMCB. As a result, as of May 2, 2025, a total of $2,008,000 of loans were outstanding under the loan agreement, and a total of $492,000 remained available for future borrowings under the loan agreement as of May 2, 2025. As of May 2, 2025, SMCB had not made any interest payments due under the loan agreement. As a result, the loans were in default as of May 2, 2025.

On May 2, 2025, the loan payable of $2,008,000 of SMCB and our loan receivable of $2,008,000 were eliminated in consolidation. As a result, no such loans payable and loans receivable were outstanding on our condensed consolidated balance sheet at June 30, 2025. Also on May 2, 2025, revenue generated by SMCB for services performed by SMCB under the MSA of $304,000, and expenses for us for services performed by SMCB under the MSA of $304,000, during the period commencing January 1, 2025 and ending May 2, 2025 were eliminated in consolidation on May 2, 2025. As a result, no such revenue and expenses were reflected on our condensed consolidated statements of operations for the three and six months ended June 30, 2025.

Sale of Singing Machine to Stingray USA

On August 1, 2025, we entered into an asset purchase agreement with Stingray USA, a related party and subsidiary of the Stingray Group, pursuant to which Stingray USA purchased substantially all of the assets, and assumed most of the liabilities, associated with our Singing Machine business for $500,000. The transaction closed on August 1, 2025. Mathieu Peloquin is the Senior Vice-President, Marketing and Communications of Stingray Group and served as a member of our board of directors until October 3, 2025.

Review, Approval or Ratification of Transactions With Related Persons

We believe that the terms of all of our transactions with related parties are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party. Our audit committee is charged with the responsibility to review, approve and oversee any transaction between us and any related parties and to develop policies and procedures for the audit committee’s approval of related-party transactions. While we do not maintain a formal written policy with respect to related-party transactions, our audit committee and Board routinely review potential transactions that we have identified as related parties prior to the consummation of the transaction to ensure that the transaction is commercially reasonable and reflects market terms. Each transaction is reviewed to determine that a related party transaction is entered into by us with the related party pursuant to normal competitive negotiation and on terms no more favorable than with an unrelated third party. We also generally require, unless prohibited by law, that all related parties recuse themselves from negotiating and voting on behalf of us in connection with proposed transactions to which they would be a party.

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ANNUAL REPORT ON FORM 10-K

The Annual Report on Form 10-K for our fiscal year ended December 31, 2024 is enclosed with this Proxy Statement. Copies of our proxy materials, including this Proxy Statement and the Annual Report, are available online at www.proxyvote.com. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations, or by calling Investor Relations at (954) 596-1000. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER BUSINESS

As of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

By Order of the Board of Directors,

__________________________________
Gary Atkinson Chief Executive Officer and Chairman of the Board of Directors

Fort Lauderdale, Florida
October [ ], 2025

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APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

ALGORHYTHM HOLDINGS, INC.,

a Delaware Corporation

Algorhythm Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 801,000,000 shares, consisting of: (i) 800,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).”

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, each [  ] (__) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. Cash will not be paid in lieu of fractional shares.

THIRD: That the foregoing Certificate of Amendment of the Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [  ]th day of [  ], 2025.

By:
Gary Atkinson
Chief Executive Officer

A-1

APPENDIX B

RESOLUTIONS OF

THE BOARD OF DIRECTORS OF

ALGORHYTHM HOLDINGS, INC.

Resolutions Related to Nevada Reincorporation

REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION

WHEREAS, as part of its ongoing oversight, direction and management of the business of Algorhythm Holdings, Inc., a Delaware corporation (the “Company”), the Board of Directors (the “Board”) of the Company has studied and evaluated, as well as discussed with management and the Board’s advisors, the relevant information and considerations with respect to a potential reincorporation of the Company; and

WHEREAS, following its evaluation of a potential reincorporation of the Company, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”) and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders; and

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended certificate of incorporation and amended bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents; and

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and subject to the Board’s sole discretion (including any duly authorized committee thereof) to move forward with or abandon the Nevada Reincorporation, as set forth below, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) that is the later of the filing of, or at such later stated effective date and time specified in, each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section; and

WHEREAS, at the Effective Time, each share of the Company’s common stock, par value $0.01 per share, issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the common stock, par value $0.01 per share, of the Converted Corporation; and

B-1

WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the common stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the common stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

NOW, THEREFORE, BE IT RESOLVED, that, after due consideration, the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents; and be it

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted; and be it

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Annual Meeting; and be it

RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Nevada Reincorporation proposal, including, without limitation, the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents), and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Annual Meeting; and be it

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Chief Executive Officer, Chief Financial Officer, General Counsel and Secretary of the Company and any other officer authorized by such officers (individually, an “Authorized Officer” and, collectively, the “Authorized Officers”) be, and each of them hereby is, subject to the Board’s sole discretion (including any duly authorized committee thereof) to move forward with or abandon the Nevada Reincorporation, as set forth below, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation; and be it

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company; and be it

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding electronic, uncertificated entries (“Book Entry”) that immediately prior to the Effective Time represented issued and outstanding shares of common stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of common stock, as applicable, of the Converted Corporation; and be it

RESOLVED FURTHER, that, contingent upon and effective as of the consummation of the Nevada Reincorporation, all shares of common stock of the Converted Corporation shall be Book Entry.

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APPENDIX C

PLAN OF CONVERSION

OF

ALGORHYTHM HOLDINGS, INC.,

A DELAWARE CORPORATION

INTO

ALGORHYTHM HOLDINGS, INC.,

A NEVADA CORPORATION

THIS PLAN OF CONVERSION, dated as of [●], 2025 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Algorhythm Holdings, Inc., a Delaware corporation, in order to set forth the terms, conditions and procedures governing the conversion of Algorhythm Holdings, Inc. from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Algorhythm Holdings, Inc. is a corporation organized and existing under the laws of the State of Delaware (the “Converting Entity”); and

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity; and

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, the terms and provisions of this Plan has been authorized, approved and adopted by the holders of a majority of the outstanding shares of Converting Entity Common Stock (as defined below).

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1. Conversion; Effect of Conversion.

(a) Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Nevada corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the NRS. The existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Delaware.

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(b) Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Nevada, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, of the Converting Entity, and all debts owed by and due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Nevada.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Algorhythm Holdings, Inc.”

(e) The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2. Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

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(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 266 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c) executing and filing (or causing the execution and filing of) Articles of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Nevada Articles of Incorporation”), with the Secretary of State of the State of Nevada.

3. Effective Time. The Conversion shall become effective upon the last to occur of the filing of: (i) the Nevada Articles of Conversion with the Secretary of State of the State of Nevada, (ii) the Delaware Certificate of Conversion with the Secretary of State of the State of Delaware, and (iii) the Nevada Articles of Incorporation with the Secretary of State of the State of Nevada (the time of the effectiveness of the Conversion, the “Effective Time”).

4. Effect of Conversion.

(a) Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of common stock, $0.01 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b) Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c) Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

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(d) Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(e) Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(f) Effect on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5. Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan: (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6. Nevada Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Algorhythm Holdings, Inc., substantially in the form of Exhibit D hereto.

7. Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8. Termination. At any time prior to the Effective Time, this Plan may be terminated, and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect

9. Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

ALGORHYTHM HOLDINGS, INC.,
a Delaware corporation

By:
Gary Atkinson
Chief Executive Officer

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APPENDIX D

ARTICLES OF INCORPORATION

OF

ALGORHYTHM HOLDINGS, Inc.

ARTICLE I

NAME

The name of the corporation is Algorhythm Holdings, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The name of the registered agent of the Corporation is [______________]. The address, including street, number and city, of the registered agent of the Corporation in the State of Nevada, is [______________].

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

PERPETUAL EXISTENCE

The Corporation shall have a perpetual existence.

ARTICLE V

INCORPORATOR

The name and address of the incorporator executing these Articles of Incorporation is:

Gary Atkinson

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

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ARTICLE VI

DIRECTORS

The number of directors that constitute the board of directors of the Corporation, and the manner in which the number of directors may be increased or decreased, shall be designated as set forth in the Bylaws of the Corporation (the “Bylaws”).

ARTICLE VII

CAPITAL STOCK

(a) Capitalization. The total number of shares of capital stock that the Corporation is authorized to issue is eight hundred one million (801,000,000), consisting of: (i) eight hundred million (800,000,000) shares of common stock, par value $0.01 per share (“Common Stock”); and (ii) one million (1,000,000) shares of preferred stock, par value $1.00 per share (“Preferred Stock”).

(b) Common Stock.

(i) Relative Rights of Common Stock and Preferred Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(ii) Fully-Paid and Nonassessable Shares. All shares of Common Stock that are issued by the Corporation shall be fully-paid and nonassessable shares of Common Stock. No Common Stock issued by the Corporation as fully-paid shall ever be assessable or assessed.

(iii) Voting Rights. Except as otherwise required by law or these Articles of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Holders of Common Stock shall not be entitled to cumulative voting of their shares.

(iv) Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends, when and if declared by the board of directors, out of the assets of the Corporation that are legally available therefor, payable either in cash, in property or in shares of capital stock.

(v) No Pre-Emptive Rights or Further Assessments. The holders of shares of Common Stock shall have no preemptive, subscription, redemption or conversion rights, and shall not be subject to any sinking fund provisions or any further assessments.

(vi) Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or these Articles of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

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(c) Preferred Stock. The board of directors is expressly authorized to issue, from time to time, in one or more series, shares of Preferred Stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations and restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended. The board of directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE VIII

INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

(a) Indemnification and Advancement of Expenses.

(i) Indemnification. The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding.

(ii) Advancement of Expenses. The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, advance to any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed civil or criminal action, suit or proceeding by reason of the fact that such person is or was an officer or director of the Corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, all expenses incurred by such officer or director in defending against such action, suit or proceeding as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the Corporation.

(iii) Additional Rights. In the event the Nevada Revised Statutes are hereafter amended to permit the Corporation to provide broader rights to indemnification or advancement of expenses to officers or directors of the Corporation than those provided herein, then the rights of officers and directors to indemnification and advancement of expenses, in addition to the rights of officers and directors to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended. The rights to indemnification and advancement of expenses granted in this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under these Articles of Incorporation, the Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

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(b) Limitations on Liability. To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the Corporation. In the event the Nevada Revised Statutes are hereafter amended to further limit or eliminate the liability of officers or directors, then the liability of officers and directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited or eliminated to the fullest extent permitted by the Nevada Revised Statutes as so amended. The limitations on personal liability granted under this Article VIII shall not be deemed exclusive of any other limitations on personal liability to which a person may be entitled under these Articles of Incorporation, the Bylaws, any agreement, any vote of stockholders or directors, or otherwise.

(c) Amendment or Repeal. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of these Articles of Incorporation that is inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

ARTICLE IX

BYLAWS

In furtherance of, and not in limitation of, the powers conferred by statute, subject to the provisions of these Articles of Incorporation, the power to adopt, amend or repeal the Bylaws shall be vested exclusively with the board of directors of the Corporation. The stockholders of the Corporation shall have no power to adopt, amend or repeal the Bylaws.

ARTICLE X

AMENDMENTS TO ARTICLES OF INCORPORATION

From time to time any of the provisions of these Articles of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted in the manner and at the time prescribed by said laws. All rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article X.

* * * * *

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IN WITNESS WHEREOF, the Incorporator has signed these Articles of Incorporation this _____ day of ________________, ________.

Gary Atkinson
Sole Incorporator

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APPENDIX E

BYLAWS

OF

ALGORHYTHM HOLDINGS, INC.

(A Nevada Corporation)

ARTICLE I

CORPORATE OFFICES

1.1 Registered Office.

The registered office of corporation shall be as designated in the articles of incorporation of the corporation.

1.2 Other Offices.

The corporation may also have offices at such other places, either within or without the State of Nevada, as the board of directors may from time to time designate or as the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings.

Unless otherwise provided in the articles of incorporation, meetings of stockholders may be held at such places, within or without the State of Nevada, as may be determined from time to time by the board of directors. The board of directors may, in its sole discretion, determine that the meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with the provisions of Section 6.6 hereof. In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2 Annual Meetings.

The annual meeting of stockholders may be called by the board of directors and shall be held on such date and at such time as may be determined from time to time by the board of directors. Upon making such determination, the secretary shall cause a notice to be given to the stockholders entitled to attend the annual meeting and vote thereat in accordance with the provisions of Section 2.4 hereof. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3 Special Meetings.

Special meetings of the stockholders, other than those required by statute, may be called for any purpose as is a proper matter for stockholder action under Nevada law by the board of directors, the chairperson of the board of directors or the chief executive officer. The board of directors shall determine the date and time of special meetings. Upon making such determination, the secretary shall cause a notice of special meeting to be given to the stockholders entitled to attend the meeting and vote thereat, in accordance with the provisions of Section 2.4 hereof. No business may be transacted at the special meeting other than the business specified in the notice of meeting.

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2.4 Notice of Meetings.

All notices of meetings of stockholders shall be given in accordance with the provisions of Article VI hereof not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at the meeting, and: (i) in the case of an annual meeting, those matters that the board of directors, at the time of giving the notice, intends to present for action by the stockholders, or (ii) in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election. Notice of any meeting may be waived by the stockholder in accordance with the provisions of Section 6.5 hereof.

2.5 Quorum.

At all meetings of stockholders, unless the articles of incorporation or these bylaws provide for different proportions: (i) the holders of thirty-three and one-third percent (33 1/3%) of the voting power of the class or series of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business, and (ii) where a separate vote by a class or series of stock is required on a particular matter, a majority of the voting power of such class or series of stock present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum for the transaction of business. In the event a quorum is established at a duly called or convened meeting of stockholders, the stockholders may transact business until the meeting is adjourned in accordance with the provisions of Section 2.6 hereof, notwithstanding the subsequent withdraw of stockholders holding that amount of voting power sufficient to result in a quorum not being present or represented at the meeting. If a quorum is not present or represented at a meeting of the stockholders, the meeting may be adjourned in accordance with the provisions of Section 2.6 hereof.

2.6 Adjournments; Postponements and Cancellations.

(a) If a quorum is not present or represented at a meeting of stockholders, the chairperson of the meeting or a majority of the stockholders present in person or represented by proxy at the meeting, though less than a quorum, shall be entitled to adjourn the meeting from time to time until a quorum is present or represented. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than sixty (60) days after the date for which the meeting was originally noticed, or if, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity with the provisions of these bylaws. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

(b) The board of directors may cancel, postpone or reschedule any previously scheduled meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

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2.7 Organization and Conduct of Business.

(a) Meetings of stockholders shall be presided over by the chairperson of the board of directors, if any, or in his or her absence by a person designated by the board of directors, or, in the absence of a person so designated by the board of directors, by the chief executive officer, or in his or her absence by the chief financial officer, or in his or her absence by the secretary, or in his or her absence by a chairperson chosen at the meeting by the vote of a majority in interest of the stockholders entitled to vote thereat, present in person or represented by proxy. The secretary, or in his or her absence, an assistant secretary, if any, or, in the absence of all assistant secretaries, a person whom the chairperson of the meeting appoints, shall act as secretary of the meeting and keep a record of the proceedings thereof.

(b) The board of directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it deems necessary, appropriate or convenient. Subject to such rules and regulations of the board of directors, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation: (i) establishing an agenda or order of business for the meeting, (ii) establishing rules and procedures for maintaining order at the meeting and the safety of those present, (iii) establishing limitations on participation in such meeting to stockholders of record and their duly authorized and constituted proxies, and such other persons as the chairperson shall permit, (iv) establishing restrictions on entry to the meeting after the time fixed for the commencement thereof, (v) establishing limitations on the time allotted to questions or comments by participants, and (vi) regulating the opening and closing of the polls for balloting and matters that are to be voted on by ballot. Unless and to the extent determined by the board of directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.8 Voting.

Except as otherwise provided in the articles of incorporation, or in the resolution providing for the issuance of the stock adopted by the board of directors pursuant to authority expressly vested in it by the provisions of the articles of incorporation, each stockholder shall be entitled to one (1) vote for each share of capital stock registered in such stockholder’s name on the books of the corporation on the record date fixed for determination of stockholders entitled to notice of and to vote at a meeting of stockholders. Except as otherwise required by the articles of incorporation or these bylaws, with respect to any matter other than the election of directors, an action on a matter shall be approved by, and shall be the act of, the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action by stockholders present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the matter. Except as otherwise required by the articles of incorporation or these bylaws, where a separate vote by a class or series of stock is permitted or required with respect to any matter other than the election of directors, an act by the stockholders of the class or series of stock present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the matter shall be the act of the class or series of stock if a majority of the voting power of a quorum of the class or series of stock votes in favor of the action. Except as otherwise required by the articles of incorporation or these bylaws, with respect to the election of directors at an annual meeting of stockholders, directors shall be elected by a plurality of the votes cast by stockholders present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, at the meeting and entitled to vote on the election of directors.

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2.9 Stockholder Action by Written Consent.

Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided, however, that if a different proportion of voting power is required for such action at the meeting, then the written consent must be signed by stockholders holding at least that proportion of voting power.

2.10 Record Dates.

(a) For purposes of determining the stockholders entitled to notice of and to vote at any meeting of stockholders, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be less than ten (10) days nor more than sixty (60) days before the date of such meeting, unless otherwise provided in the articles of incorporation. In such event, except as otherwise provided in the articles of incorporation, these bylaws or any agreement, only stockholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting, notwithstanding any transfer of any shares on the books of the corporation after the record date. If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which the first notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting; provided, however, that if the meeting is adjourned to a date that is more than sixty (60) days after the date set for the original meeting, the board of directors must fix a new record date for the meeting.

(b) For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) days before the date of any such action. In such event, except as otherwise provided in the articles of incorporation, these bylaws or any agreement, only stockholders of record at the close of business on the date so fixed shall be entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed. If the board of directors does not so fix a record date, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

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(c) The board of directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined. The date prescribed by the board of directors may not precede or be more than ten (10) days after the date the resolution is adopted by the board of directors. If the board of directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined and no prior action by the board of directors is required by Chapters 78 or 92A of the Nevada Revised Statutes before the matter is submitted for consideration by the stockholders, the date is the first date on which any stockholder delivers to the corporation such consent signed by the stockholder. If the board of directors does not adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent pursuant to Section 2.9 hereof must be determined and prior action by the board of directors is required by Chapters 78 or 92A of the Nevada Revised Statutes before the matter is submitted for consideration by the stockholders, the date is at the close of business on the day the board of directors adopts the resolution.

2.11 Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. The proxy may be limited to action on designated matters. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, a stockholder may sign a writing authorizing another person or persons to act for him or her as proxy. Any copy, communication by electronic transmission or other reliable reproduction of the writing may be substituted for the original writing for any purpose for which the original writing could be used, if the copy, communication by electronic transmission or other reproduction is a complete reproduction of the entire original writing. No proxy shall be valid after the expiration of six (6) months from the date of its creation unless the stockholder specifies in the proxy the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. Any proxy properly created is not revoked and continues in full force and effect until: (i) another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or the corporation’s proxy solicitor, or (ii) in the event of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the secretary of the corporation or the corporation’s proxy solicitor.

(b) A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Unless otherwise provided in the proxy, a proxy made irrevocable pursuant to this subsection is revoked when the interest with which it is coupled is extinguished, but the corporation may honor the proxy until notice of the extinguishment of the proxy is received by the corporation.

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2.12 Joint Owners of Stock.

If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, joint tenants, tenants in common or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the shares or securities, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship, their acts with respect to voting have the following effect: (i) if only one person votes, that person’s act binds all, (ii) if more than one person votes, the act chosen by a majority of votes binds all, and (iii) if more than one person votes, but the vote is evenly split on any particular matter, each faction may vote the shares or securities in question proportionally.

2.13 Stockholder Lists.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on the stockholder list. The stockholder list shall be open to the examination of any stockholder for any purpose germane to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event the corporation makes the stockholder list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, the stockholder list shall be made available at such place throughout the duration of the meeting, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the stockholder list shall be made available for examination by any stockholder on a reasonably accessible electronic network throughout the duration of the meeting and the information required to access such list shall be provided with the notice of the meeting. Such stockholder list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14 Inspectors of Elections.

Before any meeting of stockholders, the corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to appear or fails or refuses to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Such inspectors shall: (i) determine the number of shares outstanding and the voting power of each, (ii) determine the number of shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (iii) receive and count all votes and ballots, (iv) determine any challenges made to any determination by the inspectors, and retain for a reasonable period a record of the disposition of any such challenges, (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots, and (vi) do such other acts as are necessary and appropriate to conduct the meeting of stockholders with fairness to all stockholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. Any report or certificate made by the inspectors of election shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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ARTICLE III

DIRECTORS

3.1 Powers.

The business and affairs of the corporation shall be managed and exercised by or under the direction of the board of directors, except as may otherwise be provided in the articles of incorporation.

3.2 Number, Election, Term and Qualifications.

The number of directors that shall constitute the entire board of directors shall be fixed from time to time by resolution of the board of directors, but shall never be less than one (1) member. The board of directors may change the authorized number of directors to a number outside the range specified in this Section 3.2. Except as otherwise provided in the articles of incorporation or these bylaws, directors shall be elected at the annual meeting of the stockholders or, if not so elected, at any special meeting of stockholders that is called and held for that purpose. Except as otherwise provided in the articles of incorporation or these bylaws, each director shall hold office until the expiration of the term for which the director was elected and the director’s successor is duly elected and qualified, or until the director’s earlier resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation. The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.3 Enlargement and Vacancies.

Except as otherwise provided by the articles of incorporation or these bylaws, and subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, incapacity, removal from office or other cause shall be filled solely by a majority vote of the remaining directors, though less than a quorum, or, if only one director remains, by the sole remaining director, unless otherwise provided in the articles of incorporation. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by the articles of incorporation or these bylaws, may exercise the powers of the full board until the vacancy is filled. Unless otherwise provided in the articles of incorporation, when one or more directors give notice of resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. If, at any time, the corporation shall have no directors in office, then an election of directors may be held in the manner permitted in the Nevada Revised Statutes.

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3.4 Resignation and Removal.

(a) Any director may resign at any time by providing notice in writing or by electronic transmission to the corporation at its principal place of business addressed to the attention of the board of directors, the chairperson of the board of directors, the chief executive officer or the secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise provided in the articles of incorporation, when one or more directors give notice of resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. Acceptance of such resignation shall not be necessary to make it effective.

(b) Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof, any director may be removed from the board of directors by the affirmative vote of stockholders representing at least two-thirds (2/3) of the voting power of the issued and outstanding shares of capital stock entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.5 Regular Meetings.

Regular meetings of the board of directors may be held on such dates, at such times and, unless otherwise provided in the articles of incorporation, at such places within and without the State of Nevada as may be determined from time to time by the board of directors and publicized among all directors, either orally, in writing or by electronic transmission. No further notice of regular meetings of the board of directors shall be required.

3.6 Special Meetings.

Special meetings of the board of directors may be called from time to time by the chairperson of the board or by a majority of the directors then in office, and may be held on such dates, at such times and, unless otherwise provided in the articles of incorporation, at such places within and without the State of Nevada as such person or persons shall designate. Notice of the time and place, if any, of special meetings of the board of directors shall be delivered personally or by telephone to each director, or sent by first-class mail, commercial delivery service or electronic transmission, charges prepaid, at such director’s business or home address as they appear upon the records of the corporation. If such notice is sent by mail, it shall be deposited in the United States mail at least four (4) days prior to the date of the meeting. If such notice is delivered personally or by telephone, or sent by commercial delivery service or electronic transmission, it shall be delivered sufficiently in advance of the meeting so as to provide the directors with a reasonable opportunity to participate in the meeting. Any oral notice given personally or by telephone may be communicated either directly to the director or to a person at the office of the director whom the person giving the notice has reason to believe shall promptly communicate it to the director. The notice of any special meeting of the board of directors need not specify the purpose of the meeting, nor the place of the meeting, if the meeting is to be held at the corporation’s principle executive office.

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3.7 Quorum and Voting.

At all meetings of the board of directors, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.3 hereof or to adjourn the meeting as provided in Section 3.8 hereof. The act of directors holding a majority of the voting power of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise provided in the articles of incorporation or these bylaws. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken at the meeting is approved by at least a majority of the required quorum for the meeting.

3.8 Adjournment; Postponement or Cancellation.

A majority of the directors present, whether or not constituting a quorum, may, from time to time, adjourn any meeting to another date, time and place. Notice of the date, time and place of the adjourned meeting shall be given to each of the members of the board of directors; provided, however, that no such notice need be given to any directors present at the original meeting at the time it was adjourned if the date, time and place of the adjourned meeting are announced at such meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. The board of directors may cancel, postpone or reschedule any previously scheduled meeting at any time, before or after the notice for such meeting has been sent to the directors.

3.9 Committees and Sub-Committees.

(a) Unless otherwise provided in the articles of incorporation, the board of directors may, by resolution adopted by the board of directors, designate one or more committees from time to time, each committee to consist of one or more members of the board of directors. The board of directors may at any time increase or decrease the number of members comprising a committee, appoint new members to the committee, remove any member from the committee, or terminate the existence of a committee. The board of directors may designate one or more directors as alternate members of a committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member of the committee.

(b) Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the lawfully delegated powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) required by Chapter 78 of the Nevada Revised Statutes to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and make such reports to the board of directors as the board of directors may request or the charter, if any, of such committee may require. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by in such rules or by the board of directors, the committee’s business shall be conducted in a manner that is as close as possible to the manner by which the corporation’s business is conducted by the board of directors under these bylaws.

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(c) Unless otherwise provided in the articles of incorporation, these bylaws, the resolutions of the board of directors designating the committee, or any charter of the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to any such subcommittee any or all of the powers and authority of the committee.

3.10 Organization of Meetings.

Meetings of the board of directors shall be presided over by the chairperson of the board of directors, if any. In his or her absence, a majority of the directors present at the meeting, assuming a quorum, shall designate a president pro tem of the meeting who shall preside at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence, the chairperson of the meeting may appoint any assistance secretary, officer, director or other person to act as secretary of the meeting.

3.11 Place of Meetings.

The board of directors, and any committees thereof, may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the board of directors may be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board of directors. In the absence of such designation, regular meetings shall be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

3.12 Board Action by Written Consent.

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at a meeting of the board of directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the board of directors or the committee, as the case may be; provided, however, that the written consent need not be signed by those directors specified in Section 78.315(a) or (b) of the Nevada Revised Statutes to be effective.

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3.13 Fees and Compensation of Directors.

Unless otherwise provided in the articles of incorporation or these bylaws, the board of directors, without regard to personal interest, may establish the compensation that directors and members of committees may receive for their services. If the board of directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence. Nothing herein shall be construed to preclude any director or member of any committee from serving the corporation as an officer, employee or agent, or in any other capacity, and receiving compensation therefor.

ARTICLE IV

OFFICERS

4.1 Designated Officers.

The officers of the corporation shall consist of a chief executive officer, a chief financial officer and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, one or more vice presidents, one or more assistant vice presidents, a treasurer, one or more assistant treasurers, one or more assistant secretaries, and any other officers and agents as it may deem necessary and appropriate from time to time.

4.2 Appointment, Term and Compensation.

The board of directors shall appoint the officers of the corporation. All officers must be natural persons, and any one person may hold any number of offices of the corporation at any one time. All officers shall have such authority and perform such duties in the management of the business and affairs of the corporation as may be designated from time to time by the board of directors and, to the extent not so designated, as generally pertain to their respective offices, subject to the control of the board of directors. Each officer shall hold office at the pleasure of the board of directors until the expiration of the term for which the officer was appointed and such officer’s successor is duly elected and qualified, or until such officer’s earlier resignation or removal. A vacancy in any office because of death, resignation, retirement, disqualification, incapacity, removal or any other reason shall be filled by the board of directors. The term of office and compensation of each officer shall be fixed and determined by the board of directors and may be altered by the board of directors from time to time, subject to the rights, if any, of such officer under any contract of employment.

4.3 Resignation and Removal.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the board of directors or the chief executive officer, or in his or her absence the president, or in his or her absence, the secretary. Any resignation shall be effective when received by the person or persons to whom such notice is given, unless a later date or time is specified therein, in which event the resignation shall become effect at such later date or time. Unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any officer may be removed from office at any time, with or without cause, by the affirmative vote of the majority of the board of directors in office at the time or, in the case of subordinate officers not appointed by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

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4.4 Chairperson.

The chairperson of the board of directors shall have the powers and duties customarily and typically associated with the office of the chairperson of the board of directors. The chairperson of the board of directors shall, if present, preside at meetings of the stockholders and meetings of the board of directors. The chairperson of the board of directors shall exercise and perform such other duties as may from time to time be agreed to by the board of directors. The chairperson of the board of directors shall report to the board of directors.

4.5 Chief Executive Officer.

The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the business and affairs of the corporation in the manner customarily and typically associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation. If at any time the office of the chairperson of the board of directors shall not be filled, or in the event of the absence, inability to act or refusal to act of the chairperson of the board of directors, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors. In the event of the absence, inability to act or refusal to act of the chief executive officer, the board of directors shall meet promptly to confer the powers of the chief executive officer on another elected officer.

4.6 President.

Subject to the supervision, direction and control of the board of directors and the chief executive officer, the president shall act in a general executive capacity and shall assist the chief executive officer with the supervision, direction and management of the affairs and business of the corporation in the manner customarily and typically associated with the position of president. The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors or the chief executive officer. In the event of the absence, inability to act or refusal to act of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.

4.7 Vice Presidents and Assistant Vice Presidents.

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer or the president. Elected vice presidents shall have such other powers and perform such other duties as may be granted or prescribed by the board of directors. Vice presidents appointed pursuant to Section 4.13 hereof shall have such powers and duties as may be fixed in accordance with that section, except that such appointed vice presidents may not exercise the powers and duties of the chief executive officer or president.

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4.8 Secretary.

The secretary shall attend meetings of the board of directors and stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and typically associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors, chief executive officer or president.

4.9 Assistant Secretaries.

Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the secretary. In the event of the absence, inability to act or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors, chief executive officer or chief financial officer) shall perform the duties and exercise the powers of the secretary.

4.10 Chief Financial Officer.

The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation, shall render statements of the financial affairs of the corporation, and shall assure that adequate audits and reviews thereof are regularly made. The chief financial officer shall have all such further powers and duties as are customarily and typically associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors or the chief executive officer.

4.11 Treasurer.

The treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer or the chief financial officer. In the event of the absence, inability to act or refusal to act of the chief financial officer, the treasurer shall perform the duties and exercise the powers of the chief financial officer.

4.12 Assistant Treasurers.

Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the chief financial officer. In the event of the absence, inability to act or refusal to act of the treasurer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, chief executive officer or chief financial officer) shall perform the duties and exercise the powers of the treasurer.

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4.13 Subordinate Officers.

The board of directors may appoint, or empower the chief executive officer or, in the absence of the chief executive officer, the president to appoint, such subordinate officers and agents as the business of the corporation may require. Each of such subordinate officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors, chief executive officer or president may from time to time determine.

4.14 Delegation of Authority.

The board of directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE V

STOCK

5.1 Stock Certificates.

Unless otherwise provided in these bylaws, every stockholder shall be entitled to have a certificate representing the number of shares registered in certificate form signed by officers or agents designated by the corporation for such purpose, certifying the number of shares in the corporation owned by the stockholder. Certificates for shares of capital stock, if any, shall be in such form as is consistent with the provisions of the articles of incorporation and the Nevada Revised Statutes. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In case any officer who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, whether because of death, resignation or otherwise, before the certificate is issued, the certificate may nevertheless be issued by the corporation with the same effect as if such person had not ceased to be such officer on the date of issue. The corporation has no power to issue a certificate in bearer form, and any such certificate that is issued is void and of no force or effect.

5.2 Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class of stock, then the powers, designations, preferences, rights and privileges of each class of stock or series thereof, and the qualifications, limitations or restrictions of such class of stock or series thereof, shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, in lieu of the foregoing requirements, there may be set forth, on the face or back of the certificate representing such class or series of stock, a statement that the corporation shall furnish without charge to each stockholder who so requests, the powers, designations, preferences, rights and privileges of each class of stock or series thereof and the qualifications, limitations or restrictions of such class of stock or series thereof.

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5.3 Lost, Stolen or Destroyed Certificates.

The corporation shall not issue a new stock certificate in place of a previously issued stock certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new stock certificate or, if authorized by the board of directors, uncertificated shares in place of a previously issued stock certificate alleged to have been lost, stolen or destroyed upon the execution and delivery of an affidavit of that fact to the corporation or its agent by the owner of the stock certificate alleged to have been lost, stolen or destroyed, or the owner’s legal representative. The corporation may require, as a condition precedent to the issuance of a new stock certificate, that the owner of the lost, stolen or destroyed stock certificate, or the owner’s legal representative, agree to indemnify the corporation in such manner as the corporation shall require, or to give the corporation a surety bond or other security in such form and amount sufficient to indemnify the corporation against any claim that may be made against the corporation with respect to the stock certificate alleged to have been lost, stolen or destroyed or the issuance of a new certificate or uncertificated shares in place of the stock certificate alleged to have been lost, stolen or destroyed. The board of directors may adopt such other provisions and restrictions with reference to lost certificates as it deems necessary or appropriate.

5.4 Uncertificated Shares.

The board of directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of stock. Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the stockholder a written statement containing the information required to be placed on certificates under these bylaws. At least annually thereafter, the corporation shall provide to its stockholders of record a written statement confirming the information contained in the informational statement. The rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates.

5.5 Dividends.

The board of directors may from time to time, subject to the provisions of the articles of incorporation or these bylaws, declare and pay dividends upon shares of the corporation’s capital stock in cash, property or shares of the corporation’s capital stock. The board of directors may, from time to time, set aside from any funds otherwise available for dividends, a reserve or reserves for equalizing dividends, repairing or maintaining the corporation’s property, meeting contingencies, or for any other proper purpose, and may, from time to time, modify or abolish any such reserve or reserves.

5.6 Partly-Paid Shares.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

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5.7 Transfers of Stock.

Transfers of record of shares of stock of the corporation shall be made upon the corporation’s books only by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of the certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer. The corporation shall have power to enter into and perform any agreement with one or more stockholders of one or more classes or series of stock of the corporation to restrict the transfer of shares of stock owned by such stockholders or any successors or transferees thereof.

5.8 Registered Stockholders.

The corporation: (i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, (ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and (iii) shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of another person, whether or not it shall have express or other notice thereof.

ARTICLE VI

NOTICE AND WAIVER; REMOTE PARTICIPATION IN MEETINGS

6.1 Notice by Mail or Delivery.

Whenever, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, written notice is required to be given to any stockholder, written notice: (i) if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the corporation’s records, and (ii) if delivered, is given when left at the address of the stockholder as it appears on the corporation’s records. An affidavit of the secretary of the corporation, or of the transfer agent or other agent of the corporation, that the notice has been given by mail shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

6.2 Notice by Electronic Transmission.

Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, and the electronic transmission contains or is accompanied by information from which the stockholder can determine the date of the transmission. Any such consent shall be revocable by the stockholder by written notice or notice by electronic transmission to the corporation. Any such consent shall be deemed revoked if:

(i) the stockholder is unable to receive two consecutive notices given by electronic transmission by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary of the corporation or to the transfer agent or other person responsible for the giving of notice;

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provided, however, that the inadvertent failure to treat such inability to deliver notice by electronic transmission as a revocation shall not invalidate any meeting or other action.

Any notice given to a stockholder by electronic transmission shall be deemed given when it is received by the stockholder. Unless otherwise agreed between the corporation and the stockholder, an electronic transmission shall be deemed received by the stockholder when:

(i) it enters an information processing system that the stockholder has designated or uses for the purpose of receiving electronic transmissions or information of the type sent; and

(ii) it is in a form ordinarily capable of being processed by that system.

Receipt of an electronic acknowledgment from an information processing system establishes that an electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received. An electronic transmission is received even if no natural person is aware of its receipt. An affidavit of the secretary of the corporation, or of the transfer agent or other agent of the corporation, that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by the recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process used in conventional commercial practice; provided, however, that such communication need not be reproducible in such manner if: (i) the electronic transmission is otherwise retrievable in perceivable form, and (ii) the sender and the recipient have consented in writing to the use of such form of electronic transmission.

6.3 Notice to Stockholders Sharing and Address.

Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the articles of incorporation, these bylaws or the Nevada Revised Statutes shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at the address to whom such notice is given. Such consent shall be deemed to have been given by the stockholders if the stockholders fail to object in writing to the corporation within sixty (60) days of the date the stockholders were given such notice by the corporation of its intention to send a single notice to them. The stockholders may revoke any such consent by giving written notice to the corporation.

6.4 Notice to Person With Whom Communication is Unlawful.

Whenever notice is required to be given, under the articles of incorporation, these bylaws or the Nevada Revised Statutes, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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6.5 Waiver of Notice.

Whenever notice or other communication is required to be given to stockholders or other persons under the articles of incorporation, these bylaws or the Nevada Revised Statutes, a written waiver, signed by the person or persons entitled to the notice or communication, or a waiver by electronic transmission by the person or persons entitled to the notice or communication, whether before or after the time of the event for which the notice or communication is to be given, shall be deemed equivalent to such notice or communication. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws. Any stockholder or director so waiving notice of such meeting of the stockholders or the board of directors, as applicable, shall be bound by the proceedings of any such meeting of the stockholders or the board of directors, as applicable, in all respects as if due notice thereof had been given.

6.6 Participation in Meetings by Remote Communication.

Unless otherwise restricted by the articles of incorporation or bylaws, stockholders, members of the board of directors or the governing body of any corporation, or of any committee designated by such board or body, may participate in a meeting of the stockholders, board, governing body or committee, as the case may be, through remote communication. “Remote communication” means electronic communications, videoconferencing, teleconferencing or other available technology if the corporation has implemented reasonable measures to: (i) verify the identity of each person participating through such means as a stockholder, director or member of the governing body or committee, as the case may be, and (ii) provide the stockholders, directors or members of the governing body or committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, directors or members of the governing body or committee, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting by remote communication pursuant to this Section 6.6 shall constitute presence in person at the meeting.

ARTICLE VII

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

7.1 Indemnification of Officers and Directors in Third-Party Proceedings.

Subject to the other provisions of this Article VII, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action, suit or proceeding by or in the right of the corporation, by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any such action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person: (i) is liable pursuant to Section 78.138 of the Nevada Revised Statutes, or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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7.2 Indemnification of Officers and Directors in Actions by or in the Right of the Corporation.

Subject to the other provisions of this Article VII, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit, if such person: (i) is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, and (ii) acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

7.3 Successful Defense.

To the extent that a present or former officer, director, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.1 or 7.2 hereof, or in defense of any claim, issue or matter therein, the corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith.

7.4 Indemnification of Employees and Agents.

Subject to the other provisions of this Article VII, the corporation shall have the power to indemnify its employees and agents to the fullest extent permitted by the Nevada Revised Statutes or other applicable law. The board of directors shall have the power to delegate to one or more persons the determination of whether indemnification shall be provided to employees and agents.

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7.5 Advanced Payment of Expenses.

The corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, advance to any person who is or was made a party to, or is threatened to be made a party to, any threatened, pending or completed civil or criminal action, suit or proceeding by reason of the fact that such person is or was an officer or director of the corporation, or, while such person is or was serving as an officer or director of the corporation, such person is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, all expenses incurred by such officer or director in defending against such action, suit or proceeding as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay the amount if it is ultimately determined by a court that such officer or director is not entitled to be indemnified by the corporation. The right to advancement of expenses shall not apply to any action, suit or proceeding for which indemnity is prohibited pursuant to these bylaws, but shall apply to any action, suit or proceeding referenced in Section 7.6(iii) or (iv) hereof prior to a determination that the person is not entitled to be indemnified by the corporation.

7.6 Limitations on Indemnification.

Subject to the requirements of Section 7.3 hereof and the Nevada Revised Statutes, the corporation shall not be obligated to indemnify any person pursuant to this Article VII in connection with any action, suit or proceeding, or any part of any action, suit or proceeding:

(i) to the extent the corporation’s obligation to indemnify such person has been limited pursuant to one or more agreements to which the corporation and such person are a party;

(ii) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(iii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(v) initiated by such person, unless: (1) the board of directors authorized the action, suit or proceeding, or relevant part thereof, (2) the corporation, in its sole discretion, provides the indemnification pursuant to the powers vested in the corporation under applicable law, (3) the corporation is required to provide the indemnification pursuant to Section 7.7 hereof, or (4) the corporation is required to provide the indemnification pursuant to applicable law; or

(vi) if prohibited by applicable law.

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7.7 Enforcement.

If, after final disposition of the applicable action, suit or proceeding, a claim for indemnification or advancement of expenses under this Article VII is not paid in full within sixty (60) days after receipt by the corporation of a written request therefor from the claimant, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person to the fullest extent permitted by law against any and all expenses that are incurred by such person in connection with prosecuting or defending any action for indemnification or advancement of expenses from the corporation under this Article VII to the extent such person is successful in such action and to the extent not prohibited by law. In any such action, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

7.8 Limitation on Liability.

To the fullest extent permitted by the Nevada Revised Statutes, an officer or director of the corporation shall not be personally liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as an officer or director of the corporation unless it is proven that: (i) the officer’s or director’s act or failure to act constituted a breach of his or her fiduciary duties as an officer or director, and (ii) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

7.9 Non-Exclusivity of Rights.

The rights to indemnification and advancement of expenses granted under this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or these bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise, for either an action in such person’s official capacity or an action in another capacity while holding such office, except that indemnification, unless ordered by a court pursuant to Section 78.7502 of the Nevada Revised Statutes or for the advancement of expenses made pursuant to Section 7.5 hereof, may not be made to or on behalf of any officer or director if a final adjudication establishes that the officer’s or director’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. The limitations on personal liability granted under this Article VII shall not be deemed exclusive of any other limitations on personal liability to which a person may be entitled under the articles of incorporation or these bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents with respect to indemnification, advancement of expenses and limitations on personal liability to the fullest extent permitted by the Nevada Revised Statutes.

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7.10 Insurance.

The corporation may, to the fullest extent permitted by the Nevada Revised Statutes, purchase and maintain insurance or make other financial arrangements on behalf of any person who is required or permitted to be indemnified under this Article VII for any liability asserted against the person and any liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, as the case may be, or arising out of such person’s status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

7.11 Reliance.

All rights to indemnification, advancement of expenses and limitations on liability and other rights granted in this Article VII shall be deemed contractual rights of the officers and directors, effective and enforceable to the same extent as if they were set forth in a written agreement between the corporation and the applicable officer or director. Persons who were serving as officers or directors of the corporation on the date this Article VII was adopted by the corporation, or who become an officer or director of the corporation after the date this Article VII was adopted by the corporation, shall be conclusively presumed to have relied upon the rights to indemnity, advancement of expenses, limitations on liability and other rights granted in this Article VII in deciding to enter into or continue such service with the corporation. The rights to indemnification, advancement of expenses, limitations on liability and other rights granted in this Article VII shall apply to claims made against any such officers and directors arising out of acts or omissions that occurred during or prior to the adoption of this Article VII as well as acts or omissions that occurred subsequent to the adoption of this Article VII.

7.12 Survival of Rights.

The rights to indemnification, advancement of expenses, limitations on liability and other rights conferred by this Article VII shall continue for any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators.

7.13 Amendment or Repeal.

In the event the Nevada Revised Statutes are hereafter amended to permit the corporation to provide broader rights to indemnification or advancement of expenses to officers or directors than those provided herein, then the rights of officers and directors to indemnification and advancement of expenses, in addition to the rights of officers and directors to indemnification and advancement of expenses provided herein, shall be broadened to the fullest extent permitted by the Nevada Revised Statutes as so amended. In the event the Nevada Revised Statutes are hereafter amended to further limit or eliminate the liability of officers or directors, then the liability of officers and directors, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the Nevada Revised Statutes as so amended. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision in the articles of incorporation that is inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of such inconsistent provision.

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7.14 Certain Definitions.

For purposes of this Article VII, the following definitions shall apply:

(i) references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

(ii) references to “other enterprises” shall include employee benefit plans;

(iii) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan;

(iv) references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and

(v) a person who acted in good faith and in a manner such person reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE VIII

GENERAL MATTERS

8.1 Execution of Corporate Contracts and Instruments.

Except as otherwise provided in the articles of incorporation or these bylaws, the board of directors may authorize any officer, agent or employee to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.2 Execution of Checks, Drafts and Evidences of Indebtedness.

From time to time, the board of directors or its delegate shall determine by resolution which person or persons may sign or endorse checks, drafts, other orders for payment of money, or notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

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8.3 Representation of Shares of Other Corporations.

The chairperson of the board of directors, the chief executive officer, the president or any vice president, the chief financial officer, the treasurer, or the secretary of the corporation, or any other person authorized by the board of directors or the chief executive officer, is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all securities of any other corporation, entity or other organization owned or held by the corporation for itself or for other parties in any capacity. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

8.4 Fiscal Year.

The fiscal year of the corporation shall be fixed by resolutions of the board of directors and may be changed by resolutions of the board of directors.

8.5 Corporate Seal.

The board of directors shall have the power to adopt and use a corporate seal or stamp, and alter the same at its pleasure. The use of a seal or stamp by the corporation on any corporate record is not necessary, and any such use or nonuse must not in any way affect the legality of any record.

8.6 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Nevada Revised Statutes shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

8.7 Certain Conflicts.

To the extent any provision of these bylaws or the application thereof to any person or circumstance conflicts with any provision of the articles of incorporation, applicable stock exchange rules, the Nevada Revised Statutes or other applicable law, the provisions of the articles of incorporation, applicable stock exchange rules, the Nevada Revised Statutes or other applicable law, as the case may be, shall govern.

8.8 Severability.

To the extent any provision of these bylaws or the application thereof to any person or circumstance is held to be invalid, illegal or unenforceable for any reason and to any extent whatsoever: (i) such provision shall be enforced to the fullest extent permitted by law consistent with such holding, and construed so as to give effect to the intent manifested by the provision, and (ii) the remaining provisions of these bylaws shall not in any way be affected or impaired thereby and shall remain in full force and effect.

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ARTICLE IX

AMENDMENTS

The board of directors is expressly authorized and empowered to adopt, amend or repeal these bylaws, including any bylaw adopted by the stockholders of the corporation.

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APPENDIX F

AMENDMENT

TO

2022 EQUITY INCENTIVE PLAN

(Adopted April 12, 2022, and ratified by Stockholders [  ])

Section 4.1 is hereby amended and restated in its entirety to read as follows:

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:

(a)	5,000,000 shares, plus

(b)	Commencing January 1, 2025, an annual increase to be added as of the first day of our fiscal year equal to the least of: (i) 15% of the outstanding Common Stock on a fully diluted basis as of the end of our immediately preceding fiscal year, or (ii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan subject to adjustment from time to time as provided in Section 15.1.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by us as treasury shares.

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